SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.__)

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Cardica, Inc.
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PRELIMINARY COPY – SUBJECT TO COMPLETION

CARDICA, INC.

 900 Saginaw Drive

 Redwood City, California 94063

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On January 29, 2016

Dear Stockholder:

You are cordially invited to attend the upcoming Annual Meeting of Stockholders of Cardica, Inc. a Delaware corporation. The meeting will be held on Friday, January 29, 2016, at 9:30 a.m. local time at 900 Saginaw Drive, Redwood City, California 94063, for the following purposes:

1.	To elect our seven nominees for director to serve until the next annual meeting and until their successors are duly elected and qualified.

2.	To approve, on an advisory basis, the compensation of Cardica’s named executive officers, as disclosed in this proxy statement.

3.	To ratify the selection by the Audit Committee of the Board of Directors of BDO USA, LLP as the independent registered public accounting firm of Cardica for its fiscal year ending June 30, 2016.

4.	To approve the Cardica, Inc. 2016 Equity Incentive Plan.

5.

To approve a series of alternate amendments to Cardica’s Restated Certificate of Incorporation to effect, at the discretion of the Board of Directors, a reverse stock split of Cardica’s common stock at a reverse stock split ratio ranging from one-for-[___] to one-for-[___], inclusive, with the effectiveness of one of such amendments and the abandonment of the other amendments, or the abandonment of all amendments, to be determined by the Board of Directors prior to Cardica’s 2016 Annual Meeting of Stockholders.

6.	To conduct any other business properly brought before the meeting.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

The record date for the Annual Meeting is December 2, 2015. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders’ Meeting to Be Held on January 29, 2016, at 9:30 a.m. local time at 900 Saginaw Drive, Redwood City, California 94063.

The proxy statement and annual report to stockholders

are available at www.envisionreports.com/CRDC.

By Order of the Board of Directors

/s/ Robert Y. Newell

Robert Y. Newell
Secretary

Redwood City, California

December [___], 2015

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy, or vote over the telephone or the internet as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) has been provided for your convenience. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

PRELIMINARY COPY – SUBJECT TO COMPLETION

CARDICA, INC.

 900 Saginaw Drive

 Redwood City, California 94063

PROXY STATEMENT

FOR THE CARDICA, INC. ANNUAL MEETING OF STOCKHOLDERS

January 29, 2016

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

We have sent you these proxy materials because the Board of Directors of Cardica, Inc., or the “Board,” is soliciting your proxy to vote at the upcoming Annual Meeting of Stockholders, which we refer to in this proxy statement as the “Annual Meeting,” including at any adjournments or postponements of the meeting. You are invited to attend the Annual Meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions below to submit your proxy over the telephone or through the internet.

We intend to mail these proxy materials on or about December [__], 2015, to all stockholders of record entitled to vote at the Annual Meeting.

How do I attend the Annual Meeting?

The Annual Meeting will be held on Wednesday, January 29, 2016, at 9:30 a.m. local time at 900 Saginaw Drive, Redwood City, California 94063. Directions to the Annual Meeting may be found at www.cardica.com by clicking on “Contact Us.” Information on how to vote in person at the Annual Meeting is discussed below.

Who can vote at the Annual Meeting?

Only holders of record of our common stock at the close of business on December 2, 2015, will be entitled to vote at the Annual Meeting. On this record date, there were 89,018,550 shares of common stock outstanding and entitled to vote. We also have outstanding shares of our Series A Convertible Preferred Stock; however, the Series A Convertible Preferred Stock is not entitled to vote on the matters to be voted on at the Annual Meeting. When we refer to “shares” and “stockholders” in this proxy statement, we mean shares of our common stock and holders of our common stock, respectively, unless the context otherwise requires.

Stockholder of Record: Shares Registered in Your Name

If on December 2, 2015, your shares were registered directly in your name with Cardica’s transfer agent, Computershare Investor Services, then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card or vote by proxy over the telephone or on the internet as instructed below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on December 2, 2015, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

There are five matters scheduled for a vote:

●	Election of seven directors;

●	Advisory approval of the compensation of Cardica’s named executive officers, as disclosed in this proxy statement;

●	Ratification of selection by the Audit Committee of the Board of BDO USA, LLP, as independent registered public accounting firm of Cardica for its fiscal year ending June 30, 2016;

●	Approval of the Cardica, Inc. 2016 Equity Incentive Plan; and

●

Approval of a series of alternate amendments to Cardica’s Restated Certificate of Incorporation to effect, at the discretion of the Board, a reverse stock split of Cardica’s common stock at a reverse stock split ratio ranging from one-for-[___] to one-for-[___], inclusive, with the effectiveness of one of such amendments and the abandonment of the other amendments, or the abandonment of all amendments, to be determined by the Board prior to Cardica’s 2016 Annual Meeting of Stockholders (which proposal we refer to in this proxy statement as the “Reverse Stock Split Proposal”).

What if another matter is properly brought before the Annual Meeting?

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How do I vote?

You may either vote “For” all the nominees to the Board or you may “Withhold” your vote for any nominee you specify. For each of the other matters to be voted on, you may vote “For” or “Against” or abstain from voting.

The procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the Annual Meeting, vote by proxy using the enclosed proxy card, vote by proxy over the telephone or vote by proxy through the internet. Whether or not you plan to attend the meeting, we urge you to vote by submitting your proxy card to ensure your vote is counted. You may still attend the meeting and vote in person even if you have already voted by proxy.

●	To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

●

To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

●

To vote over the telephone, dial toll-free 1-800-652-8683 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the enclosed proxy card. Your vote must be received by 11:00 p.m. Central Time on January 28, 2016, to be counted.

●

To vote through the internet, go to www.envisionreports.com/CRDC to complete an electronic proxy card. You will be asked to provide the company number and control number from the enclosed proxy card. Your vote must be received by 11:00 p.m. Central Time on January 28, 2016, to be counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from Cardica. Simply complete and mail the proxy card to ensure that your vote is counted. Alternatively, if permitted by your broker or bank, you may vote by telephone or over the internet as instructed by your broker or bank. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

Internet and telephonic proxy voting allows you to vote your shares online or by telephone, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet or telephonic access, such as usage charges from internet access providers and telephone companies.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of December 2, 2015.

What happens if I do not vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not vote by completing your proxy card or vote by telephone, through the internet or in person at the Annual Meeting, your shares will not be voted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner and do not instruct your broker, bank or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the New York Stock Exchange (“NYSE”) deems the particular proposal to be a “routine” matter. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the NYSE, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. Accordingly, we believe your broker or nominee may not vote your shares on Proposals 1, 2 or 4 without your instructions, but may vote your shares on Proposals 3 and 5.

What if I return a proxy card but do not make specific choices?

Stockholders of Record: Shares Registered in Your Name

If you are a stockholder of record and you do not specify your vote on each proposal individually when voting on the Internet or over the telephone, or if you sign and return a proxy card without giving specific voting instructions, then your shares will be voted “FOR ALL” seven of Cardica’s nominees named herein to the Board (Proposal 1); “FOR” the advisory approval of the compensation of Cardica’s named executive officers, as disclosed in this proxy statement (Proposal 2); “FOR” the ratification of selection by the Audit Committee of the Board of BDO USA, LLP, as independent registered public accounting firm of Cardica for its fiscal year ending June 30, 2016 (Proposal 3); “FOR” the approval of Cardica’s 2016 Equity Incentive Plan, or the “2016 Plan” (Proposal 4); and “FOR” the Reverse Stock Split Proposal. If any other matter is properly presented at the Annual Meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his best judgment.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank or other nominee, and you do not provide the broker or other nominee that holds your shares with voting instructions, the broker or other nominee will determine if it has the discretionary authority to vote on the particular matter. See “What are ‘broker non-votes’?” below. We encourage you to provide voting instructions to the organization that holds your shares to ensure that your vote is counted on all five proposals.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the proxy card in the proxy materials to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Stockholder of Record: Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

►	You may submit another properly completed proxy card with a later date.

►	You may grant a subsequent proxy by telephone or through the internet.

►	You may send a timely written notice that you are revoking your proxy to Cardica’s Secretary at 900 Saginaw Drive, Redwood City, California 94063.

►	You may attend the Annual Meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

Your most current proxy card or telephone or internet proxy is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the New York Stock Exchange, or NYSE, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors and executive compensation, including the advisory stockholder votes on executive compensation. Accordingly, the broker or nominee may not vote your shares with respect to the election of directors (Proposal 1), the stockholder advisory vote on executive compensation (Proposal 2) or approval of the 2016 Plan (Proposal 4) if you have not provided instructions, but may vote your shares on the ratification of independent registered public accounting firm (Proposal 3) and, we believe, the Reverse Stock Split Proposal (Proposal 5). We strongly encourage you to submit your proxy and exercise your right to vote as a stockholder.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count: for the proposal to elect directors, votes “For,” “Withhold” and broker non-votes; and, with respect to other proposals, votes “For” and “Against,” abstentions and, if applicable, broker non-votes. Abstentions will be counted towards the vote total for each of Proposals 2, 3, 4 and 5, and will have the same effect as “Against” votes. Broker non-votes have no effect and will not be counted towards the vote total for any proposal other than Proposal 5; broker non-votes, if any, will have the same effect as “Against” votes for Proposal 5.

How many votes are needed to approve each proposal?

The following table summarizes the minimum vote needed to approve each proposal and the effect of abstentions and broker non-votes.

Proposal Number	Proposal Description	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes

1	Election of Directors	The seven nominees receiving the most “For” votes will be elected	Withheld votes will have no effect	None

2	Advisory approval of the compensation of Cardica’s named executive officers	“For” votes from the holders of a majority of shares cast (including abstentions)	Against	None

3	Ratification of the selection of BDO USA, LLP as Cardica’s independent registered public accounting firm for its fiscal year ending June 30, 2016	“For” votes from the holders of a majority of shares cast (including abstentions)	Against	None

4	Approval of the 2016 Plan	“For” votes from the holders of a majority of shares cast (including abstentions)	Against	None

5	Reverse Stock Split Proposal	“For” votes from the holders of a majority of shares outstanding	Against	Against

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares entitled to vote are present at the meeting in person or represented by proxy. On the record date, there were 89,018,550 shares outstanding and entitled to vote. Thus, the holders of 44,509,276 shares must be present in person or represented by proxy at the meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman of the meeting or the holders of a majority of shares present at the meeting in person or represented by proxy may adjourn the meeting to another date.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

When are stockholder proposals and director nominations due for the next annual meeting?

To be considered for inclusion in proxy materials for the 2016 Annual Meeting, your proposal must be submitted in writing by August [__], 2016, to Cardica’s Secretary at  900 Saginaw Drive,  Redwood City, California 94063. If you wish to submit a proposal that is not to be included in next year’s proxy materials or nominate a director, you must do so by notifying our Corporate Secretary, in writing, no later than the close of business on November 30, 2016, nor earlier than the close of business on October 31, 2016. However, if our 2016 Annual Meeting is not held between December 30, 2016, and February 28, 2017, then the deadline for notifying our Corporate Secretary, in writing, will be not earlier than the close of business on the ninetieth (90th) day prior to the date of the 2016 Annual Meeting and not later than the close of business on the later of the sixtieth (60th) day prior the date of the 2016 Annual Meeting or, in the event public announcement of the date of the 2016 Annual Meeting was first made by us fewer than seventy (70) days prior to the date of the 2016 Annual Meeting, the close of business on the tenth (10th) day following the date on which we first made a public announcement of the date of the 2016 Annual Meeting. The chairman of the 2016 Annual Meeting may determine, if the facts warrant, that a matter has not been properly brought before the meeting and, therefore, may not be considered at the meeting. Please review our Bylaws, which contain a description of the information required to be submitted as well as additional requirements about advance notice of stockholder proposals and director nominations. We currently contemplate that our 2016 Annual Meeting will be held on November 16, 2016.

What proxy materials are available on the internet?

The letter to stockholders, proxy statement and annual report to stockholders are available at www.envisionreports.com/CRDC.

PROPOSAL 1

ELECTION OF DIRECTORS

Cardica’s Board currently consists of seven directors. There are seven nominees for director this year. Each nominee to be elected and qualified will hold office until the next annual meeting of stockholders and until his or her successor is elected, or, if sooner, until the director’s death, resignation or removal. Six of the nominees listed below are currently directors of Cardica, and one of the nominees listed below is not currently a director of Cardica. Each of the nominees was nominated by the Board; the Board does not currently have a nominating committee. If elected at the Annual Meeting, each of these seven nominees would serve until the 2016 Annual Meeting and until his or her successor is elected and has qualified, or until the director’s death, resignation or removal. Each of these seven nominees is submitted for election to the Board on the proxy card. It is our policy to encourage nominees for directors to attend the Annual Meeting. All of the eight directors then holding office attended the 2014 Annual Meeting of Stockholders in person.

Directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. The persons named as proxies on the proxy card intend to vote the proxies “FOR ALL” seven of Cardica’s nominees named below unless you indicate on the proxy card a vote to “WITHHOLD” your vote with respect to any of these nominees. Cumulative voting is not permitted. In the event that any nominee named below should become unavailable for election as a result of an unexpected occurrence, the proxies will be voted for the election of a substitute nominee or nominees proposed by the Board. If any such substitute nominee(s) are designated, we will file an amended proxy statement and proxy card that, as applicable, identifies the substitute nominee(s), discloses that such nominee(s) have consented to being named in the revised proxy statement and to serve if elected, and includes biographical and other information about such nominee(s) as required by the rules of the Securities and Exchange Commission. Each nominee named below has agreed to serve if elected, and the Board has no reason to believe that any such nominee will be unable to serve.

The brief biographies below include information, as of the date of this proxy statement, regarding the specific and particular experience, qualifications, attributes or skills of each nominee that led the Board to believe that that nominee should serve on the Board. However, each of the members of the may have a variety of reasons why he or she believes a particular person would be an appropriate nominee for the Board, and these views may differ from the views of other members. The Board is pleased to nominate for election as directors the seven persons named in this proposal and on the enclosed proxy card.

Three of the seven of the Board’s nominees have not previously been elected to the Board. Mr. Nikolchev was recommended for appointment to the Board by a non-management director and a third party search firm that had been engaged to help us find a new chief executive officer. Mr. Bates was recommended for appointment to the Board by the chief executive officer and a non-management director. Mr. Afzal was recommended for appointment to the Board by a security holder.

On September 4, 2015, Broadfin Healthcare Master Fund, Ltd. delivered a letter to Cardica indicating Broadfin’s intention to nominate eight nominees at the Annual Meeting, one of which was Mr. Afzal, and on October 5, 2015, Broadfin filed a preliminary proxy statement with the Securities and Exchange Commission with respect to their nominations. After discussions with the management of Cardica, Broadfin withdrew its nominations after having reached an oral agreement with Cardica, subsequently publicly announced, that the slate of directors to be proposed by Cardica would be as set forth in this proxy statement.

The following is a brief biography of each of our nominees for director and a discussion of the specific experience, qualifications, attributes or skills of each nominee that led the Board to nominate that person as a nominee for director, as of the date of this proxy statement.

NAME	AGE[1]	PRINCIPAL OCCUPATION/ POSITION HELD WITH CARDICA
Thomas A. Afzal	57	President and Chief Executive Officer of Spinal Kinetics, Inc. / Nominee for Director

Michael A. Bates	57	Independent Financial Executive, Angel Investor and Company Advisor / Director

Gregory D. Casciaro	59	Retired Chief Executive Officer / Director

R. Michael Kleine	61	President, Chief Executive Officer and Director of Miramar Labs, Inc. / Director

Samuel E. Navarro	59	Managing Partner of Gravitas Healthcare, LLC / Director

Julian N. Nikolchev	61	President, Chief Executive Officer and Director

William H. Younger, Jr.	65	Managing Director of the General Partner of Sutter Hill Ventures / Director

1 As of December 2, 2015

Thomas A. Afzal is not currently a director of Cardica, and has been nominated for election at the Annual Meeting. Mr. Afzal has served as the President and Chief Executive Officer of Spinal Kinetics, Inc., a global medical device company, since co-founding the company in 2003. Mr. Afzal also currently serves as the Chairman of Heart Repair Technologies, Inc., a company he co-founded in September 2008 that develops surgical and percutaneous mitral valve repair systems. He also served as the Chairman of PneumRx, Inc., a company dedicated to developing innovative technologies in treating emphysema, from July 2011 until it was sold to BTG plc (LON:BTG) in January 2015. From 1997 to 2003, Mr. Afzal served as the President and Chief Executive Officer of CardioVention, Inc., a medical device company he founded that was focused on minimal invasive products for cardiovascular surgery. Prior to that, Mr. Afzal served  as the General Manager of the Cardiac Valve Group and Vice President of Sales and Marketing of CardioThoracic Systems, Inc. (formerly NASDAQ:CTSI), a developer of products for beating-heart surgery. Mr. Afzal’s professional experience also includes positions with Krauth Medical GmbH, a privately-held leading European medical device distributor and manufacturer, SulzerMedica, a multi-national medical device company, CarboMedics, a leading developer and manufacturer of mechanical heart valves, and Baxter International Inc. Mr. Afzal also currently serves as a board member of Ivy Sports Medicine and Crosstrees Medical and also served on the board of the College of Business of San Diego State University. Mr. Afzal earned a Bachelor of Science Degree in Business Administration from San Diego State University. Mr. Afzal has extensive chief executive management experience with growth companies, including establishing a significant European business presence, and mergers and acquisitions in the medical device industry.

Michael A. Bates was appointed as a director of Cardica in December 2015. Mr. Bates is an independent financial executive, angel investor and company advisor, and was CFO of two public and two private companies in his operating career. From July 2008 until September 2015, Mr. Bates was the consulting Chief Financial Officer of Moximed, Inc., a private medical device company established to treat osteoarthritis. From January 2005 to January 2007, Mr. Bates served as Chief Financial Officer of St. Francis Medical Technologies, Inc., a medical device company, which was acquired by Kyphon Inc. in January 2007. From April 2000 to October 2004, Mr. Bates served as Vice President of Finance and Administration and Chief Financial Officer of Silicon Genetics, a bioinformatics company. From January 1999 to February 2000, Mr. Bates served as Vice President of Finance and Chief Financial Officer of Collagen Aesthetics, Inc., a medical device company. From 1995 to 1998, Mr. Bates served in various financial positions at Penederm, Inc., a dermatology pharmaceutical company, most recently as its Chief Financial Officer. Mr. Bates previously served on the boards of three privately-held medical device companies: BÂRRX Medical, Inc., Satiety, Inc. and Emphasys Medical, Inc.  Mr. Bates is a C.P.A. (inactive) and holds a B.S. in Business Administration from California State University at Hayward and an M.B.A. in Finance from Haas School of Business at the University of California, Berkeley. Mr. Bates has extensive experience in emerging public and private medical device companies as a chief financial officer and in mergers and acquisitions in the medical device industry.

Gregory D. Casciaro has been a director since December 2014. Since January 2015, Mr. Casciaro has served as executive chairman of the board of directors of Apama Medical, Inc., a medical device company focused on atrial fibrillation technologies. He has served as a director of QT Vascular Ltd., a medical device company, since 2001. From June 2010 to August 2014, Mr. Casciaro served as the President and Chief Executive Officer of AccessClosure, Inc., a medical device company that was acquired by Cardinal Health, Inc. From September 2004 to December 2009, he was the President, Chief Executive Officer and a director of XTENT, Inc., a medical device company that was acquired by Biosensors International Group, Ltd. Previously, Mr. Casciaro served as the President, Chief Executive Officer and a director of Orquest Inc., a private company manufacturing and selling bio-therapeutic products to the orthopedic market. Mr. Casciaro previously served as a director of AngioDynamics, Inc. and Kerberos Proximal Solutions. Prior to 2001, he was President, Chief Executive Officer and a director at General Surgical Innovations, Inc., a laparoscopic surgical equipment manufacturer that was acquired by United States Surgical, a division of Tyco Healthcare Group, and held executive and management positions at Vascular Intervention, a division of Guidant Corporation, North American Instrument Corporation, and Procter & Gamble Co. Mr. Casciaro graduated from Marquette University with a B.A. in Business Administration. Mr. Casciaro has extensive chief executive management experience with growth companies and in mergers and acquisitions in the medical device industry.

R. Michael Kleine has been a director since December 2014. He has served as President, Chief Executive Officer and a director of Miramar Labs, Inc., a leading medical device manufacturer, since February 2014. Previously, Mr. Kleine served as the President and Chief Executive Officer of EndoGastric Solutions, Inc., a medical device manufacturer, from May 2011 to February 2014, where he served as its executive chairman of the board until September 2014. Mr. Kleine also serves as a director of ASLAN Pharmaceuticals Pte. Ltd., a pharmaceutical company, QT Vascular, a medical device company, and BioParadox Inc., a point-of-care biologic treatment company. Prior to EGS, Mr. Kleine served as the President, Chief Executive Officer and as a director of Biosensors International, a company focused on the interventional cardiology and critical care markets, from January 2008 to November 2010. Previously, Mr. Kleine served as the President and Chief Executive Officer of Microvention, Inc., a leading medical device company, until its acquisition by Terumo Corporation, at which point Mr. Kleine served as the President, Chief Executive Officer and chairman of the Microvention Division. Previously, Mr. Kleine served as a partner of Pharos LLC, a company focused on acquiring and developing core technologies, and as President and Chief Executive Officer of each of Thermo Cardiosystems Inc. and Sorin Biomedical Inc., both medical device manufacturers. Mr. Kleine also held numerous leadership roles with Baxter International Inc. Mr. Kleine holds a M.S. from Webster University and a B.A. in biological science from Missouri Valley College. Mr. Kleine has extensive chief executive management experience with growth companies and mergers and acquisitions in the medical device industry.

Samuel E. Navarro has been a director since December 2014. Mr. Navarro currently serves as managing partner of Gravitas Healthcare, LLC, a strategic advisory firm he founded in October 2008 that specializes in advising emerging growth medical device companies. Previously, Mr. Navarro served as managing director of Cowen & Co. and head of its medical technology investment banking initiatives. Prior to Cowen, he was at The Galleon Group running the Galleon Healthcare Fund as a senior portfolio manager. Prior to his tenure at The Galleon Group, Mr. Navarro was global head of healthcare investment banking at ING Barings. Mr. Navarro has also held senior medical technology equity research positions at UBS Securities, Furman Selz Inc. and Needham & Company. Mr. Navarro serves as a director of Mela Sciences, Inc., a medical device company, and Derma Sciences, Inc., a tissue regeneration company. Previously, Mr. Navarro served as a director of Artasis, Inc., Fixes-4-Kids, Inc., Photomedex, Inc., Micro Therapeutics, Inc., all medical device companies, and also served as an advisory board member of OrthoPediatrics Corp., a worldwide leader in pediatric orthopedics. Mr. Navarro received an M.B.A. in finance from The Wharton School at the University of Pennsylvania, a M.S. in engineering from Stanford University and a B.S. in engineering from The University of Texas at Austin. Mr. Navarro has extensive experience in the medical device industry and emerging medical device companies as an equity research analyst, an investment banker, a portfolio manager and board member.

Julian N. Nikolchev joined Cardica as our President and Chief Executive Officer and Director on October 15, 2015. Mr. Nikolchev brings more than 30 years of medical device experience to Cardica. From 2014 to 2015 he worked as a consultant for several early stage start-up companies, SRI International and NanoDimension, Inc., a Venture Capital firm. He previously served as founder, Chief Executive Officer and Chief Technology Officer of Pivot Medical, a medical device company (now part of Stryker Sports Medicine) from 2007 to 2014, where he was responsible for directing the transition from development enterprise to a full commercial organization with the leading brand in the fastest growing orthopedic market segment. He joined Pivot Medical while serving as a venture partner at Frazier Healthcare Ventures, a venture capital firm where he was a venture partner from 2006 to 2008. Before Frazier, he served as founder, president and Chief Executive Officer of CardioMind (sold to Biosensors International) from 2003 to 2006, and previously as president and Chief Executive Officer of AVAcore Technologies from 2000 to 2003 and as founder and president of Pro*Duct Health, a medical device company (sold to Cytyc) from 1997 to 2000. Prior to Pro*Duct Health, he served as manager of the new venture group at Target Therapeutics from 1991 to 1992, where he subsequently founded Conceptus (sold to Bayer AG in 2014) and served as founder and Chief Technology Officer for many years. Prior to his tenure leading medical device companies, Mr. Nikolchev served in a variety of escalating management positions within engineering organizations. He holds a B.S. and M.S. degrees in Mechanical Engineering from Stanford University and a M.S. degree in Management of Technology from the Massachusetts Institute of Technology. He is the author of numerous papers on technology commercialization and new technology development and an inventor and co-inventor on more than 35 issued or pending patents. Mr. Nikolchev has extensive experience in the medical device industry as a chief executive officer with a record of successfully leading management teams, managing products through the technical development process to commercialization and building successful companies that have been subsequently acquired by larger medical device companies.

William H. Younger, Jr. has been a director since August 2000. Mr. Younger is a managing director of the general partner of Sutter Hill Ventures, a venture capital firm, where he has been employed since 1981. Mr. Younger holds a B.S. degree in Electrical Engineering from the University of Michigan and an M.B.A. degree from Stanford University. Mr. Younger was a member of the board of directors of Vitria Technology, Inc., a software company, from 1997 to November 2005, and Omnicell, Inc., a company specializing in medication and supply management for hospitals, from 1992 to May 2012. Having served on the Board for more than 10 years, Mr. Younger provides both a historic understanding of Cardica’s strategies, as well as provides board continuity. His business judgment and ability to counsel our management, developed as a managing director of a successful venture capital firm, provide a breadth of general business knowledge and transactional experience to the Board.

There are no family relationships among any of our executive officers, directors or nominees.

The Board Of Directors Recommends

A Vote In Favor Of Each Nominee Named Above.

information regarding the board of directors and corporate governance

Independence of The Board of Directors

As required under The NASDAQ Stock Market (“NASDAQ”) listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. The Board consults with Cardica’s counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of NASDAQ, as in effect from time to time.

Consistent with these considerations, after review of all relevant identified transactions or relationships between each nominee and director, or any of his or her family members, and Cardica, its senior management and its independent auditors, the Board has affirmatively determined that all of the members of our Board and nominees, other than Mr. Nikolchev, are independent within the meaning of the applicable NASDAQ listing standards, including Mr. William Moffitt, who is a current member of our Board but has not been nominated for election at the Annual Meeting. In making this determination, the Board found that none of these directors or nominees for director had a material or other disqualifying relationship with Cardica. Mr. Nikolchev does not qualify as an independent director because he is one of our executive officers.

BOARD LEADERSHIP STRUCTURE

The Board has an independent chair, which was Mr. Gary Petersmeyer until his resignation in November 2015, and which role has been assumed by Mr. Moffitt who is our Vice Chairman of the Board. The independent chair has authority, among other things, to call and preside over Board meetings, including meetings of the independent directors, to set meeting agendas and to determine materials to be distributed to the Board. Accordingly, the Board Chair has substantial ability to shape the work of the Board. Cardica believes that separation of the positions of Board Chair and Chief Executive Officer reinforces the independence of the Board in its oversight of the business and affairs of Cardica. In addition, Cardica believes that having an independent Board Chair creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of the Board to monitor whether management’s actions are in the best interests of Cardica and its stockholders. As a result, Cardica believes that having an independent Board Chair can enhance the effectiveness of the Board as a whole.

ROLE OF THE BOARD IN RISK OVERSIGHT

One of the Board’s key functions is informed oversight of Cardica’s risk management process. The Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various Board standing committees that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for Cardica. Our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements, in addition to oversight of the performance of our internal audit function. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. Both the Board as a whole and the various standing committees receive periodic reports from management, as well as incidental reports as matters may arise. It is the responsibility of the committee chairs to report findings regarding material risk exposures to the Board as quickly as possible. The Board Chair has responsibility for coordinating between the Board and management with regard to the determination and implementation of responses to any problematic risk management issues.

MEETINGS OF THE BOARD OF DIRECTORS

The Board met 32 times during the last fiscal year. Each incumbent Board member attended 75% or more of the aggregate number of meetings of the Board and of the committees on which he served, held during the portion of the last fiscal year for which he was a director or committee member.

As required under applicable NASDAQ listing standards, in fiscal 2015, Cardica’s independent directors met in regularly scheduled executive sessions at which only independent directors were present.

Information Regarding Committees of the Board of Directors

The Board has a standing Audit Committee and Compensation Committee. The following table provides membership and meeting information for fiscal 2015 for each of the Board standing committees:

Name	Audit	Compensation
Gregory D. Casciaro		X
R. Michael Kleine		X
William P. Moffitt, III		X
Samuel E. Navarro	X
Gary S. Petersmeyer [1]	X*
John Simon, Ph.D. [2]	X
William H. Younger, Jr.	X	X*
Total meetings in fiscal 2015	5	3

*     Committee Chairperson

1      Mr. Petersmeyer resigned as a director on November 27, 2015. The Board has not yet appointed a replacement Chairperson for the Audit Committee.

2      Dr. Simon resigned as a director on December 9, 2015. Mr. Bates was appointed to replace Dr. Simon on the Audit Committee.

Below is a description of each of these standing committees of the Board.

Each of these committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities. The Board has determined that each member of each committee meets the applicable NASDAQ rules and regulations regarding “independence” and that each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to Cardica.

Audit Committee

The Audit Committee of the Board oversees our corporate accounting and financial reporting process. For this purpose, the Audit Committee performs several functions. The Audit Committee:  evaluates the performance of and assesses the qualifications of the independent registered public accounting firm; determines and approves the engagement of the independent registered public accounting firm; determines whether to retain or terminate the existing independent registered public accounting firm or to appoint and engage a new independent registered public accounting firm; reviews and approves the retention of the independent registered public accounting firm to perform any proposed permissible non-audit services; monitors the rotation of partners of the independent registered public accounting firm on our audit engagement team as required by law; oversees and assesses the independence of the auditors; reviews with management financial information and earnings guidance provided to analysts and issued in press releases; confers with management and the independent registered public accounting firm regarding the effectiveness of internal controls over financial reporting; establishes procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; reviews with management and the independent registered public accounting firm our major financial risk exposures; reviews with the independent registered public accounting firm, and management if appropriate, any management or internal control letter issued by the independent registered public accounting firm, including any response thereto by management; periodically meets in separate sessions with the independent registered public accounting firm and management to discuss matters that any such party believes should be discussed privately with the Audit Committee; reviews with counsel, the independent registered public accounting firm and management any significant regulatory, other legal or any accounting initiatives or matters that may have a material impact on our financial statements, compliance programs or policies; reviews the results of management’s efforts to monitor compliance with the law and our Code of Business Conduct and Ethics; investigates any matter brought to the attention of the Audit Committee; prepares the report to be included in our annual proxy statement; reviews and assesses the adequacy of the Audit Committee’s Charter each year; and meets to review our annual audited financial statements and quarterly financial statements with management and the independent registered public accounting firm, including reviewing our disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

Our Board annually reviews the NASDAQ listing standards definition of independence for Audit Committee members and has determined that all of the members of our Audit Committee are independent (as independence is currently defined in Rule 5605(c)(2)(A)(i) and (ii) of the NASDAQ listing standards). Our Audit Committee charter can be found on our corporate website at www.cardica.com.

The Audit Committee is currently composed of Messrs. Bates, Navarro and Younger. The Board has determined that Mr. Navarro qualifies as an “audit committee financial expert,” as defined in the applicable U.S. Securities and Exchange Commission, or the “SEC,” rules. The Board made a qualitative assessment of Mr. Navarro’s level of knowledge and experience based on a number of factors, including his formal education and experience as an investment banker.

Report of the Audit Committee of the Board of Directors1

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended June 30, 2015, with management of Cardica. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the audit committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in Cardica’s Annual Report on Form 10-K for the fiscal year ended June 30, 2015.

Samuel E. Navarro William H. Younger, Jr. John Simon, Ph.D.

1 The material in this report is not “soliciting material,” is not deemed “filed” with the Commission and is not to be incorporated by reference in any filing of Cardica under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing. Dr. Simon resigned from the Board on December 9, 2015. Mr. Bates, who replaced Dr. Simon on the Audit Committee, joined the Board and Audit Committee on December 11, 2015, and did not participate in any Audit Committee determinations referenced above.

Compensation Committee

The Compensation Committee is currently composed of Messrs. Casciaro, Kleine, Moffitt and Younger. All of the members of the Compensation Committee are independent (as independence is currently defined in Rule 5605(a)(2) of the NASDAQ listing standards). Our Compensation Committee charter can be found on our corporate website at www.cardica.com.

 The Compensation Committee reviews, modifies (as needed) and approves our overall compensation strategy and policies. In fulfilling these duties, the Compensation Committee is responsible for: reviewing and approving corporate performance goals and objectives relevant to the compensation of our executive officers and other senior management, as appropriate; evaluating and recommending to the Board for approval the compensation plans and programs advisable for us, as well as evaluating and recommending to the Board for approval the modification or termination of existing plans and programs; establishing policies with respect to equity compensation arrangements; and reviewing and approving the terms of any employment agreements and/or severance arrangements for our executive officers. The Compensation Committee also is responsible for recommending to the Board for determination and approval the compensation and other employment terms of our Chief Executive Officer, and is charged with evaluating the Chief Executive Officer’s performance in light of relevant corporate performance goals. The Compensation Committee:  recommends to the Board for determination and approval the compensation and other terms of employment of the other executive officers; reviews and recommends to the Board the type and amount of compensation to be paid or awarded to Board members; administers and recommends to the Board the adoption, amendment and termination of, our benefit plans; reviews and establishes appropriate insurance coverage for our directors and executive officers; reviews and assesses its own performance at least annually; and reviews and assesses the adequacy of the Compensation Committee Charter, and recommends any proposed changes to the Board for its consideration.

Compensation Committee Processes and Procedures

Typically, our Compensation Committee meets at least four times annually and with greater frequency if necessary. The agenda for each meeting is usually developed by the Chair of the Compensation Committee, in consultation with the Chief Executive Officer. The Compensation Committee meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, provide financial or other background information or advice or otherwise participate in Compensation Committee meetings. The Chief Executive Officer may not participate in or be present during any deliberations or determinations of the Compensation Committee regarding his compensation or individual performance objectives. The charter of the Compensation Committee grants the Compensation Committee full access to all our books, records, facilities and personnel, as well as authority to obtain, at our expense, advice and assistance from internal and external legal, accounting or other advisors and consultants and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. In particular, the Compensation Committee has the sole authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms.  The Committee may form and delegate authority to subcommittees as appropriate, including, but not limited to, a subcommittee composed of one or more members of the Board to grant stock awards under Cardica’s equity incentive plans to persons who are not:  (a) “Covered Employees” under Section 162(m) of the Internal Revenue Code of 1986, as amended, or the “Code”; (b) individuals with respect to whom Cardica wishes to comply with Section 162(m) of the Code; or (c) then subject to Section 16 of the Securities Exchange Act of 1934, as amended.  The operation of the Compensation Committee is subject to the Bylaws of Cardica as in effect from time to time and Section 141 of the Delaware General Corporation Law.  Pursuant to the Charter of the Compensation Committee, the Compensation Committee has the authority to determine the compensation of our executive officers other than the Chief Executive Officer; with respect to the Chief Executive Officer, Compensation Committee recommends to the Board the compensation of the Chief Executive Officer, and the Board approves the compensation of the Chief Executive Officer taking into account the recommendation of the Compensation Committee.  Historically, the Compensation Committee has made most significant determinations as to adjustments to annual compensation, bonus and equity awards and new performance objectives at one or more meetings held during the first quarter of the fiscal year. However, the Compensation Committee also considers matters related to individual compensation, such as compensation for new executive hires, as well as high-level strategic issues, such as the efficacy of our compensation strategy, potential modifications to that strategy and new trends, plans or approaches to compensation, at various meetings throughout the year. Generally, the Compensation Committee’s process comprises two related elements: the determination of compensation levels; and the establishment of performance objectives for the current year. For executives other than the Chief Executive Officer, the Compensation Committee solicits and considers evaluations and recommendations submitted to the Committee by the Chief Executive Officer. In the case of the Chief Executive Officer, the performance evaluation is conducted by the Compensation Committee, which determines any adjustments to recommend regarding his compensation as well as awards to be granted. Generally, as part of the annual performance and compensation review of the Chief Executive Officer, the Compensation Committee formally requests and considers a fact-focused self assessment by the Chief Executive Officer. For all executives, as part of its deliberations, the Compensation Committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, tax and accounting information, tally sheets that set forth the total compensation that may become payable to executives in various hypothetical scenarios, executive and director stock ownership information, company stock performance data, analyses of historical executive compensation levels and current company-wide compensation levels and recommendations of a compensation consultant including analyses of executive compensation paid at other companies identified by the consultant.

Executive compensation for fiscal 2015 was based upon the determinations and recommendations of the Compensation Committee after considering the information provided to the Compensation Committee, including our financial and operating performance, the alignment of the interests of our executive officers and stockholders, compensation at companies that the Compensation Committee considers to be comparable to us  and our ability to attract and retain qualified individuals. The Compensation Committee also considered our corporate goals, which are reviewed by the Compensation Committee and the Board, and, subject to their input, approved by the Board. For executive compensation decisions in fiscal 2015, including decisions relating to the grant of stock options to executive officers, the Compensation Committee considered the recommendations of Dr. Hausen, our Chief Executive Officer, with respect to other executive officers. In determining executive officer compensation recommendations, the Compensation Committee engaged Radford, a compensation consulting firm and part of the Aon Hewitt Company, to provide data and analysis for executive and equity compensation. Our Compensation Committee selected Radford based on its recognized status as a leading global provider of compensation intelligence and consulting services to companies in the technology and medical device sectors. In fiscal 2014, Radford provided competitive compensation data and input that the Compensation Committee considered still current and useful in determining the fiscal 2015 equity awards and the fiscal 2015 base salaries and bonus opportunity for executive officers. Among other things, Radford provided competitive compensation data for purposes of benchmarking our equity grant values and targets, our bonus targets and structure, our total direct compensation, our target incentive opportunities and our base salaries and target total cash compensation. Other than Dr. Hausen and Mr. Newell, no other executive officers participated in the recommendation of the amount or form of named executive officer compensation in or with respect to fiscal 2015. A similar process was undertaken in establishing fiscal 2016 base salaries.

The specific determinations of the Compensation Committee with respect to executive compensation for fiscal 2015 are described in greater detail in the Executive Compensation section of this proxy statement.

Nominating Function

The Board does not currently have a nominating committee of the Board. The Board believes that it is appropriate not to have a nominating committee because the whole Board is capable of, and has determined to fulfill, the role of the nominating committee.

The Board seeks to maintain a membership that, as a whole, possesses the appropriate balance of professional and industry knowledge, financial expertise and high-level management experience necessary to oversee and direct the our business. To that end, the Board has identified and evaluated nominees in the broader context of the Board’s overall composition, with the goal of recruiting or retaining members who complement and strengthen the skills of other members and who also exhibit integrity, collegiality, sound business judgment and other qualities that the Board views as critical to effective functioning of the Board. The Board has not established specific minimum qualifications for service on the Board, as it believes that it is appropriate to review each candidate in light of the candidate’s overall experience and qualifications without preconceived minimums.

In conducting its assessment, the Board considers diversity, experience, skills and such other factors as it deems appropriate given the Board’s and our current needs, to maintain a balance of knowledge, experience and capability, and the candidate’s independence under applicable NASDAQ and SEC requirements, which determination is based upon applicable NASDAQ listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary.

The Board will consider director candidates recommended by stockholders. The Board does not intend to alter the manner in which it evaluates candidates based on whether or not the candidate was recommended by a stockholder. Stockholders who wish to recommend individuals for consideration by the Board to become nominees for election to the Board may do so by delivering a written recommendation to the Board at the following address: 900 Saginaw Drive, Redwood City, California 94063. Submissions must include the full name of the proposed nominee, a description of the proposed nominee’s business experience for at least the previous five years, complete biographical information, a description of the proposed nominee’s qualifications as a director and a representation that the nominating stockholder is a beneficial or record owner of our stock. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.

Cardica does not have a formal policy regarding board diversity; however, diversity is typically one of a number of factors that the committee takes into account in identifying nominees, and the Board believes that it is important that the Board members represent diverse viewpoints.

Stockholder Communications With The Board Of Directors

Stockholders wishing to communicate with the Board or an individual director may send a written communication addressed as follows: Board Communication, 900 Saginaw Drive, Redwood City, CA 94063. Any communication sent must state the number of shares owned by the stockholder making the communication. The Chief Financial Officer will review each communication and will forward such communication to the Board or to any individual director to whom the communication is addressed.

CODE OF BUSINESS CONDUCT AND ETHICS

The Board adopted the Cardica, Inc. Code of Business Conduct and Ethics that applies to all officers, directors and employees. The Code of Business Conduct and Ethics is available on our website at www.cardica.com. If we make any substantive amendments to the Code of Business Conduct and Ethics or grant any waiver from a provision of the Code to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website in lieu of filing a Form 8-K.

PROPOSAL 2

ADVISORY VOTE ON EXECUTIVE COMPENSATION

At the 2013 Annual Meeting of Stockholders, our stockholders indicated their preference that Cardica solicit a non-binding advisory vote on the compensation of the named executive officers, commonly referred to as a “say-on-pay vote,” every year. The Board has adopted a policy that is consistent with that preference.

This vote is not intended to address any specific item of compensation, but rather the overall compensation of Cardica’s named executive officers and the philosophy, policies and practices described in this proxy statement. The compensation of Cardica’s named executive officers subject to the vote is disclosed in compensation tables and the related narrative disclosure contained in this proxy statement. As discussed in those disclosures, Cardica believes that its compensation policies and decisions are focused on pay-for-performance principles and strongly aligned with our stockholders’ interests, consistent with current market practices. Compensation of Cardica’s named executive officers is designed to enable Cardica to attract and retain talented and experienced executives to lead Cardica successfully in a competitive environment. Last year our stockholders approved the disclosure of the fiscal 2014 compensation of our named executive officers as disclosed in last year’s proxy statement by a vote of over 95% (excluding abstentions), which our Compensation Committee viewed to be a strong endorsement of our compensation practices; accordingly, our Compensation Committee continued its philosophy, policies and practices consistent with the previous year.

The Board is asking the stockholders to indicate their support for the compensation of Cardica’s named executive officers as described in this proxy statement by casting a non-binding advisory vote “FOR” the following resolution:

“RESOLVED, that the compensation paid to Cardica’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, is hereby APPROVED.”

Because the vote is advisory, it is not binding on the Board or Cardica. Nevertheless, the views expressed by the stockholders, whether through this vote or otherwise, are important to management and the Board and, accordingly, the Board and the Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.

Advisory approval of this proposal requires the vote of the holders of a majority of the shares cast at the Annual Meeting, including abstentions.

The Board Of Directors Recommends

A Vote In Favor Of Proposal 2

Proposal 3

Ratification of Selection of Independent Registered Public Accounting Firm

The Audit Committee of the Board has selected BDO USA, LLP as Cardica’s independent registered public accounting firm for the fiscal year ending June 30, 2016, and has further directed that management submit the selection of independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. BDO USA, LLP audited Cardica’s financial statements for each of the last two fiscal years. Representatives of BDO USA, LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither Cardica’s Bylaws nor other governing documents or law require stockholder ratification of the selection of BDO USA, LLP as Cardica’s independent registered public accounting firm. However, the Audit Committee of the Board is submitting the selection of BDO USA, LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of Cardica and its stockholders.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and cast (including abstentions) at the Annual Meeting will be required to ratify the selection of BDO USA, LLP. Abstentions will be counted toward the tabulation of votes on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

The Board Of Directors Recommends

A Vote In Favor Of Proposal 3.

Principal Accountant Fees and Services

The following table represents aggregate fees billed to Cardica for fiscal years ended June 30, 2015, and June 30, 2014, by our independent registered public accounting firm for professional services rendered.

	Fiscal Year Ended
	2015	2014
	(in thousands)
Audit Fees[1] [2]	$248,000	$345,000
Audit-related Fees (specifically describe audit-related fees incurred)	–	–
Tax Fees (specifically describe tax fees incurred)	–	–
All Other Fees (specifically describe all other fees incurred)	–	–
Total Fees	$248,000	$348,000

1 “Audit fees” are fees for professional services for the audit of our financial statements included in Form 10-K and review of financial statements included in Form 10-Qs, assistance with registration statements filed with the SEC and for services that are normally provided in connection with statutory and regulatory filings or engagements.

2 Excludes fees paid to Ernst & Young LLP in fiscal year 2014 in the amount of $3,000.

Our Audit Committee pre-approved all services provided by our independent registered public accounting firm for the fiscal years ended June 30, 2015 and 2014. The Audit Committee has determined that the rendering of the services other than audit services by BDO USA, LLP is compatible with maintaining the principal accountant’s independence.

In connection with the audit of the fiscal 2015 financial statements, Cardica entered into an engagement agreement with BDO USA, LLP which sets forth the terms by which BDO USA, LLP will perform audit services for Cardica.

PRE-APPROVAL POLICIES AND PROCEDURES

The Audit Committee pre-approves all audit and non-audit services rendered by our independent registered public accounting firm. Pre-approval also may be given as part of the Audit Committee’s approval of the scope of the engagement of the independent registered public accounting firm or on an individual explicit case-by-case basis before the independent registered public accounting firm is engaged to provide each service. The Audit Committee Charter permits the Audit Committee to delegate pre-approval authority to one or more individuals, provided that any such individual report any such pre-approvals to the full Audit Committee at its next scheduled meeting.

PROPOSAL 4

aPPROVAL OF 2016 EQUITY INCENTIVE PLAN

Overview

The 2016 Equity Incentive Plan, or 2016 Plan, was adopted by our board of directors on November 30, 2015, subject to stockholder approval. In this Proposal 4, our board of directors is requesting stockholder approval of the 2016 Plan.

The 2016 Plan is the successor to our 2005 Equity Incentive Plan, or 2005 Plan, which expired on October 12, 2015. No additional stock awards will be granted under the 2005 Plan terms following its expiration, although all outstanding stock awards granted under the 2005 Plan will continue to be subject to the terms and conditions as set forth in the agreements evidencing such stock awards and the terms of the 2005 Plan as in effect prior to its termination.

A description of the material terms of the 2016 Plan are summarized below. The key differences between the terms of the 2016 Plan and the terms of the 2005 Plan are as follows:

•

The 2016 Plan has a share reserve equal to the sum of six million (6,000,000) shares plus the number of shares subject to outstanding stock awards granted under the 2005 Plan that, from and after its expiration date, expire or terminate for any reason prior to exercise or settlement or are forfeited because of the failure to meet a contingency or condition required to vest such shares.

•	The 2016 Plan has an indefinite term; provided that no incentive stock options may be granted after the tenth anniversary of the date the 2016 Plan was adopted by the board of directors;

•

The 2016 Plan contains annual per person award limits for performance awards under Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code, of 2,000,000 shares subject to stock options and stock appreciation rights and 2,000,000 shares subject to performance stock awards, whereas the 2005 Plan contains an annual per person limit of 200,000 shares for stock options and stock appreciation rights and 200,000 shares for performance stock awards;

•

The 2016 Plan permits the grant of performance cash awards under Section 162(m) of the Code, with an annual per person award limit of $1,000,000. The 2005 Plan did not provide for the grant of performance cash awards;

•

The 2016 Plan contains additional performance criteria under Section 162(m) of the Code and specifically permits the compensation committee to grant performance awards that are not intended to be performance-based compensation under Section 162(m) of the Code.

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The 2016 Plan contains an annual limit on the value of stock awards, when added to cash compensation, that may be paid to each non-employee director, whereas the 2005 Plan does not contain any such separate limit; and

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The 2016 Plan permits the board of directors additional flexibility to determine the appropriate treatment of outstanding stock awards in the event of a corporate transaction. The 2005 Plan provided that stock awards held by current participants would automatically accelerate vesting in the event of corporate transaction where such stock awards would not be assumed, substituted or continued.

Approval of the 2016 Plan by our stockholders will also constitute approval of terms and conditions set forth therein that will permit us to grant stock options and performance-based stock awards under the 2016 Plan that may qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code. Section 162(m) of the Code disallows a deduction to any publicly held corporation and its affiliates for certain compensation paid to “covered employees” in a taxable year to the extent that compensation to a covered employee exceeds $1 million. However, some kinds of compensation, including qualified “performance-based compensation,” are not subject to this deduction limitation. For compensation awarded under a plan to qualify as “performance-based compensation” under Section 162(m) of the Code, among other things, the following terms must be disclosed to and approved by the stockholders before the compensation is paid: (i) a description of the employees eligible to receive such awards; (ii) a per-person limit on the number of shares subject to stock options and performance-based stock awards, and the amount of cash subject to performance-based cash awards, that may be granted to any employee under the plan in any year; and (iii) a description of the business criteria upon which the performance goals for performance-based awards may be granted (or become vested or exercisable). Accordingly, we are requesting that our stockholders approve the 2016 Plan, which includes terms regarding eligibility for awards, annual per-person limits on awards and the business criteria for performance-based awards granted under the 2016 Plan (as described in the summary below).

We believe it is in the best interests of the company and our stockholders to preserve the ability to grant “performance-based compensation” under Section 162(m) of the Code in the future. However, in certain circumstances, we may determine to grant compensation to covered employees that will not qualify as “performance-based compensation” for purposes of Section 162(m) of the Code. Moreover, even if we intend to grant compensation that qualifies as “performance-based compensation” for purposes of Section 162(m) of the Code, we cannot guarantee that such compensation ultimately will be deductible by us.

If this Proposal 4 is adopted by our stockholders, the 2016 Plan will become effective upon the date of the Annual Meeting. In the event that our stockholders do not approve this Proposal 4, the 2016 Plan will not become effective.

Why we are asking our stockholders to approve the 2016 Plan

Our 2005 Plan expired in October, 2015, and no additional stock awards may be granted under the 2005 Plan.

Equity awards have been historically and, we believe, will continue to be, an integral component of our overall compensation program for all of our employees and directors. Approval of the 2016 Plan will allow us to continue to grant stock options and other equity awards at levels we determine to be appropriate in order to attract new employees and directors, retain our existing employees and directors and to provide incentives for such persons to exert maximum efforts for our success and ultimately increase stockholder value. The 2016 Plan allows us to continue to utilize a broad array of equity incentives with flexibility in designing equity incentives, including traditional stock option grants, stock appreciation rights, restricted stock awards, restricted stock unit awards, other stock awards and performance stock awards.

We believe it is critical for our long-term success that the interests of our employees and directors are tied to our success as “owners” of our business. The equity incentive programs we have in place have worked to build stockholder value by attracting and retaining talented employees and directors. In some circumstances we may also grant stock options to consultants to provide incentives for such consultants to exert maximum efforts for our success. We believe we must continue to offer a competitive equity compensation packages in order to retain and motivate the talent necessary for our continued growth and success. We carefully monitor the equity compensation and equity holdings of our employees, directors and consultants as well as the type of equity awards we grant to ensure these awards continue to provide incentives for the recipients to work towards our success. Traditionally, stock options have been the primary focus of our equity program. The potential value of stock options is realized only if our share price increases, and so stock options provide a strong incentive for individuals to work to build stockholder value and are most attractive to individuals who share our objectives and goals.

Information Regarding Our Equity Incentive Program

The following table provides certain additional information regarding our equity incentive program as of the record date for the Annual Meeting.

As of December 2, 2015
Total Shares Subject to Outstanding Stock Options	9,390,648
Total Shares Subject to Outstanding Full Value Awards	526,666
Total Common Stock Outstanding on the Record Date	89,018,550
Closing Price of Common Stock as Reported on NASDAQ Global Market on the Record Date	$0.19
Weighted-Average Exercise Price of Outstanding Stock Options	$0.69
Weighted-Average Remaining Term of Outstanding Stock Options (years)	7.40
Total Shares Available for Grant under the 2005 Plan	0
Total Shares Available for Grant under Other Equity Plans	-

The following table provides certain information regarding the activity related to our equity incentive plans for fiscal year 2015 (ended June 30, 2015).

Fiscal Year 2015
Stock Options Granted	2,509,615
Full Value Awards Granted	290,000
Stock Options Cancelled	3,555,366
Full Value Awards Cancelled	100,000
Weighted-Average Common Stock Outstanding	$1.65

In this Proposal 4, stockholders are requested to approve the 2016 Plan. The affirmative vote of the holders of a majority of the votes cast at the Annual Meeting will be required to approve the adoption of the 2016 Plan.

Description of 2016 Plan

The material features of the 2016 Plan are outlined below. This summary is qualified in its entirety by reference to the complete text of the 2016 Plan. Stockholders are encouraged to read the actual text of the 2016 Plan, which is appended to this proxy statement as filed with the SEC as Appendix A and may be accessed from the SEC’s website at www.sec.gov.

Purpose. The 2016 Plan is critical to our ongoing effort to build stockholder value through attracting, retaining and motivating employees, directors and consultants. We are seeking to approval of the 2016 Plan to provide for the shares necessary so that we can ensure that we have the most qualified, motivated employees possible to help us move the Company’s programs forward.

Stock Awards. The 2016 Plan provides for the grant of incentive stock options, or ISOs, nonstatutory stock options, or NSOs, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance-based stock awards, and other forms of equity compensation, or collectively, stock awards, all of which may be granted to employees, including officers, non-employee directors and consultants of us and our affiliates. Additionally, the 2016 Plan provides for the grant of performance cash awards. As of December 2, 2015, approximately 48 employees, approximately one consultant and our six non-employee directors are eligible to participate in the 2016 Plan and may receive all types of awards other than ISOs. ISOs may be granted only to our employees (including officers) and employees of our affiliates.

Share Reserve. The aggregate number of shares of our common stock that may be issued pursuant to stock awards under the 2016 Plan will not exceed 11,155,125 shares, which number is the sum of (i) six million (6,000,000) shares, plus (ii) the number of shares subject to outstanding stock awards granted under the 2005 Plan that, from and after its expiration date, expire or terminate for any reason prior to exercise or settlement or are forfeited because of the failure to meet a contingency or condition required to vest such shares, if any, as such shares become available from time to time. The maximum number of shares that may be issued upon the exercise of ISOs under our 2016 Plan is six million (6,000,000) shares.

If a stock award granted under the 2016 Plan or any portion thereof, expires or otherwise terminates without all of the shares covered by the stock award having been issued or is settled in cash rather than in shares, such expiration, termination or settlement will not reduce or otherwise offset the number of shares available for issuance under the 2016 Plan. Additionally, shares issued pursuant to stock awards granted under the 2016 Plan that are forfeited back to or repurchased by us because of the failure to vest, as well as shares reacquired by us as consideration for the exercise or purchase price of a stock award or to satisfy tax withholding obligations related to a stock award, will become available again for issuance under the 2016 Plan.

Section 162(m) Limits. No person may be granted stock awards covering more than 2,000,000 shares of our common stock under our 2016 Plan during any calendar year pursuant to stock options, stock appreciation rights and other stock awards whose value is determined by reference to an increase over an exercise or strike price of at least 100% of the fair market value on the date the stock award is granted. Additionally, no person may be granted in a calendar year a performance stock award covering more than 2,000,000 shares or a performance cash award having a maximum value in excess of $1,000,000. Such limitations are designed to help assure that any deductions to which we would otherwise be entitled with respect to such awards will not be subject to the $1,000,000 limitation on the income tax deductibility of compensation paid to any covered executive officer imposed by Section 162(m) of the Code.

Limitation on Grants to Non-Employee Directors. The maximum number of shares subject to stock awards granted to any non-employee director during any one calendar year, taken together with any cash fees paid to such non-employee director during the calendar year, shall not exceed $300,000 in total value. Such total value is calculated based on the grant date fair value of such stock awards for financial reporting purposes and excluding the value of any dividend equivalent payments paid pursuant to any stock award granted in a previous calendar year.

Administration. Our board of directors has delegated its authority to administer the 2016 Plan to our compensation committee. Subject to the terms of the 2016 Plan, our board of directors, the compensation committee, or another committee authorized by the board of directors or compensation committee, referred to as the plan administrator, determines recipients, dates of grant, the numbers and types of equity awards to be granted and the terms and conditions of the equity awards, including the period of their exercisability and vesting. Subject to the limitations set forth below, the plan administrator will also determine the exercise price of options granted, the purchase price of stock purchase awards and the strike price of stock appreciation rights.

Cancellation and Re-Grant of Stock Awards. Under the 2016 Plan, the plan administrator does not have the authority to reduce the exercise, purchase or strike price of any outstanding stock option, stock appreciation right, or to cancel any outstanding stock option, stock appreciation right that has an exercise price greater than the current fair market value of our common stock in exchange for cash or other stock awards without obtaining the approval of our stockholders within 12 months prior to such event.

Stock Options. ISOs and NSOs are granted pursuant to stock option agreements adopted by the plan administrator. The plan administrator determines the exercise price for a stock option, within the terms and conditions of the 2016 Plan, provided that the exercise price of a stock option generally cannot be less than 100% of the fair market value of our common stock on the date of grant. Options granted under the 2016 Plan vest at the rate specified by the plan administrator.

The plan administrator determines the term of stock options granted under the 2016 Plan, up to a maximum of 10 years. Unless the terms of an option holder’s stock option agreement provide otherwise, if an option holder’s service relationship with us, or any of our affiliates, ceases for any reason other than disability, death or cause, the option holder may generally exercise any vested options for a period of three months following the cessation of service. The option term may be extended in the event that exercise of the option following such a termination of service is prohibited by applicable securities laws or our insider trading policy. If an optionholder’s service relationship with us or any of our affiliates ceases due to disability or death, or an optionholder dies within a certain period following cessation of service, the optionholder or a beneficiary may generally exercise any vested options for a period of 12 months in the event of disability and 18 months in the event of death. In the event of a termination for cause, options generally terminate immediately upon the termination of the individual for cause. In no event may an option be exercised beyond the expiration of its term.

Acceptable consideration for the purchase of common stock issued upon the exercise of a stock option will be determined by the plan administrator and may include (1) cash, check, bank draft or money order, (2) a broker-assisted cashless exercise, (3) the tender of shares of our common stock previously owned by the optionholder, (4) a net exercise of the option if it is an NSO, and (5) other legal consideration approved by the plan administrator.

Unless the plan administrator provides otherwise, options generally are not transferable except by will, the laws of descent and distribution, or pursuant to a domestic relations order. An optionholder may designate a beneficiary, however, who may exercise the option following the optionholder’s death.

Tax Limitations on Incentive Stock Options. The aggregate fair market value, determined at the time of grant, of our common stock with respect to ISOs that are exercisable for the first time by an optionholder during any calendar year under all of our stock plans may not exceed $100,000. Options or portions thereof that exceed such limit will generally be treated as NSOs. No ISO may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any of our affiliates unless (1) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant, and (2) the term of the ISO does not exceed five years from the date of grant.

Restricted Stock Awards. Restricted stock awards are granted pursuant to restricted stock award agreements adopted by the plan administrator. Restricted stock awards may be granted in consideration for (1) cash, check, bank draft or money order, (2) services rendered to us or our affiliates, or (3) any other form of legal consideration. Common stock acquired under a restricted stock award may, but need not, be subject to a share repurchase option in our favor in accordance with a vesting schedule to be determined by the plan administrator. Rights to acquire shares under a restricted stock award may be transferred only upon such terms and conditions as set by the plan administrator. Except as otherwise provided in the applicable award agreement, restricted stock unit awards that have not vested will be forfeited upon the participant’s cessation of continuous service for any reason.

Restricted Stock Unit Awards. Restricted stock unit awards are granted pursuant to restricted stock unit award agreements adopted by the plan administrator. Restricted stock unit awards may be granted in consideration for any form of legal consideration. A restricted stock unit award may be settled by cash, delivery of stock, a combination of cash and stock as deemed appropriate by the plan administrator, or in any other form of consideration set forth in the restricted stock unit award agreement. Additionally, dividend equivalents may be credited in respect of shares covered by a restricted stock unit award. Except as otherwise provided in the applicable award agreement, restricted stock units that have not vested will be forfeited upon the participant’s cessation of continuous service for any reason.

Stock Appreciation Rights. Stock appreciation rights are granted pursuant to stock appreciation grant agreements adopted by the plan administrator. The plan administrator determines the strike price for a stock appreciation unit, which generally cannot be less than 100% of the fair market value of our common stock on the date of grant. Upon the exercise of a stock appreciation unit, we will pay the participant an amount equal to the product of (1) the excess of the per share fair market value of our common stock on the date of exercise over the strike price, multiplied by (2) the number of shares of common stock with respect to which the stock appreciation unit is exercised. A stock appreciation unit granted under the 2016 Plan vests at the rate specified in the stock appreciation grant agreement as determined by the plan administrator.

The plan administrator determines the term of stock appreciation rights granted under the 2016 Plan, up to a maximum of ten years. Unless the terms of a participant’s stock appreciation right agreement provides otherwise, if a participant’s service relationship with us or any of our affiliates ceases for any reason other than cause, disability or death, the participant may generally exercise any vested stock appreciation right for a period of three months following the cessation of service. The stock appreciation right term may be further extended in the event that exercise of the stock appreciation right following such a termination of service is prohibited by applicable securities laws. If a participant’s service relationship with us, or any of our affiliates, ceases due to disability or death, or a participant dies within a certain period following cessation of service, the participant or a beneficiary may generally exercise any vested stock appreciation right for a period of 12 months in the event of disability and 18 months in the event of death. In the event of a termination for cause, stock appreciation rights generally terminate immediately upon the occurrence of the event giving rise to the termination of the individual for cause. In no event may a stock appreciation right be exercised beyond the expiration of its term.

Performance Awards. The 2016 Plan permits the grant of performance-based stock and cash awards that may qualify as performance-based compensation that is not subject to the $1,000,000 limitation on the income tax deductibility of compensation paid to a covered executive officer imposed by Section 162(m) of the Code. To help assure that the compensation attributable to performance-based awards will so qualify, our compensation committee can structure such awards so that stock or cash will be issued or paid pursuant to such award only after the achievement of certain pre-established performance goals during a designated performance period.

A performance stock award is a stock award that is payable (including that may be granted, may vest, or may be exercised) contingent upon the achievement of pre-determined performance goals during a performance period. A performance stock award may require the completion of a specified period of continuous service. The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will generally be determined by our compensation committee, except that the plan administrator also may make any such determinations to the extent that the award is not intended to comply with Section 162(m) of the Code. In addition, to the extent permitted by applicable law and the performance stock award agreement, the plan administrator may determine that cash may be used in payment of performance stock awards.

A performance cash award is a cash award that is payable contingent upon the achievement of pre-determined performance goals during a performance period. A performance cash award may require the completion of a specified period of continuous service. The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will generally be determined by our compensation committee, except that the plan administrator also may make any such determinations to the extent that the award is not intended to comply with Section 162(m) of the Code. The plan administrator may specify the form of payment of performance cash awards, which may be cash or other property, or may provide for a participant to have the option for his or her performance cash award, or such portion thereof as the plan administrator may specify, to be paid in whole or in part in cash or other property.

In granting a performance award intended to qualify as “performance-based compensation” under Section 162(m) of the Code, our compensation committee will set a period of time, or a performance period, over which the attainment of one or more goals, or performance goals, will be measured. Within the time period prescribed by Section 162(m) of the Code (no later than the earlier of the 90th day of a performance period and the date on which 25% of the performance period has elapsed, and in any event at a time when the achievement of the performance goals remains substantially uncertain), our compensation committee will establish the performance goals, based upon one or more criteria, or performance criteria, enumerated in the 2016 Plan and described below. As soon as administratively practicable following the end of the performance period, our compensation committee will certify in writing whether the performance goals have been satisfied.

Performance goals under the 2016 Plan will be based on any one or more of the following performance criteria: (1) earnings (including earnings per share and net earnings); (2) earnings before interest, taxes and depreciation; (3) earnings before interest, taxes, depreciation and amortization, or EBITDA; (4) growth of earnings before interest and taxes; (5) EBITDA margin, adjusted EBITDA margin, or adjusted EBITDA; (6) total stockholder return; (7) return on equity or average stockholder’s equity; (8) return on assets, net assets, investment, or capital employed; (9) stock price; (10) margin (including gross margin); (11) income (before or after taxes); (12) net income or operating income; (13) operating income after taxes; (14) pre-tax profit or after-tax profit; (15) operating cash flow; (16) revenue or sales (including revenue or sales targets); (17) increases in revenue or product revenue; (18) expenses and costs (including expenses and cost reduction goals); (19) improvement in or attainment of working capital levels or expense levels; (20) economic value added (or an equivalent metric); (21) market share; (22) cash flow; (23) cash flow per share; (24) earnings per share; (25) share price or share price performance; (26) debt reduction; (27) implementation or completion of projects or processes; (28) customer satisfaction; (29) number of customers; (30) stockholders’ equity; (31) return on stockholders’ equity; (32) capital expenditures; (33) debt levels; (34) operating profit or net operating profit; (35) workforce diversity; (36) growth of net income or operating income; (37) billings; (38) days sales outstanding; and (39) to the extent that an award is not intended to comply with Section 162(m) of the Code, other measures of performance selected by the plan administrator.

Performance goals may be based on a company-wide basis, with respect to one or more business units, divisions, affiliates or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Under the 2016 Plan, unless specified otherwise by the board of directors (i) in the award agreement at the time the award is granted or (ii) in such other document setting forth the performance goals at the time the performance goals are established, the board of directors will appropriately make adjustments in the method of calculating the attainment of performance goals for a performance period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated performance goals; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; and (5) to exclude the effects of any “extraordinary items” as determined under generally accepted accounting principles. In addition, our compensation committee (or, if not required for compliance with Section 162(m) of the Code, the plan administrator) retains the discretion to reduce or eliminate the compensation or economic benefit due upon the attainment of any performance goals and to define the manner of calculating the performance criteria it selects to use for a performance period.

Other Stock Awards. The plan administrator may grant other awards based in whole or in part by reference to our common stock. The plan administrator will set the number of shares under the stock award and all other terms and conditions of such awards.

Transferability of Stock Awards. Generally, a participant may not transfer a stock award other than by will or the laws of descent and distribution or a domestic relations order with the approval of the plan administrator or a duly authorized officer. A participant may, with the approval of the plan administrator or a duly authorized officer, designate a beneficiary who may receive the shares of common stock underlying a stock award following the participant’s death.

Changes to Capital Structure. In the event that there is a specified type of change in our capital structure, such as a stock split or recapitalization, appropriate adjustments will be made to (a) the class and maximum number of shares reserved for issuance under the 2016 Plan, (b) the class and maximum number of shares that may be issued upon the exercise of ISOs, (c) the class and maximum number of shares subject to stock awards that can be granted in a calendar year (as established under the 2016 Plan pursuant to Section 162(m) of the Code) and (d) the class and number of shares and exercise price, strike price, or purchase price, if applicable, of all outstanding stock awards.

Corporate Transactions. In the event of certain specified significant corporate transactions, the plan administrator has the discretion to take any of the following actions with respect to stock awards:

●	arrange for the assumption, continuation or substitution of a stock award by a surviving or acquiring entity or parent company;
●	arrange for the assignment of any reacquisition or repurchase rights held by us to the surviving or acquiring entity or parent company;
●	accelerate the vesting of the stock award and provide for its termination prior to the effective time of the corporate transaction;
●	arrange for the lapse of any reacquisition or repurchase right held by us;
●	cancel or arrange for the cancellation of the stock award in exchange for such cash consideration, if any, as our board of directors may deem appropriate; or
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make a payment equal to the excess of (a) the value of the property the participant would have received upon exercise of the stock award over (b) the exercise price otherwise payable in connection with the stock award.

Our plan administrator is not obligated to treat all stock awards, even those that are of the same type, in the same manner.

Under the 2016 Plan, a corporate transaction is generally the consummation of (i) a sale or other disposition of all or substantially all of our consolidated assets, (ii) a sale or other disposition of at least 50% of our outstanding securities, (iii) a merger, consolidation or similar transaction following which we are not the surviving corporation, or (iv) a merger, consolidation or similar transaction following which we are the surviving corporation but the shares of our common stock outstanding immediately prior to such transaction are converted or exchanged into other property by virtue of the transaction.

Change in Control. The plan administrator may provide, in an individual award agreement or in any other written agreement between a participant and us that the stock award will be subject to additional acceleration of vesting and exercisability in the event of a change of control. Under the 2016 Plan, a change of control is generally (i) the acquisition by a person or entity of more than 50% of our combined voting power other than by merger, consolidation or similar transaction; (ii) a consummated merger, consolidation or similar transaction immediately after which our stockholders cease to own more than 50% of the combined voting power of the surviving entity; (iii) approval or consummation of complete dissolution or liquidation, (iv) a consummated sale, lease or exclusive license or other disposition of all or substantially of our consolidated assets; or (v) when a majority of the board members becomes comprised of individuals whose nomination, appointment, or election was not approved by a majority of the board members or their approved successors.

Amendment and Termination. Our board of directors has the authority to amend, suspend, or terminate our 2016 Plan, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent. No ISOs may be granted after the tenth anniversary of the date our board of directors adopted our 2016 Plan.

U.S. Federal Income Tax Consequences

The following is a summary of the principal United States federal income tax consequences to participants and us with respect to participation in the 2016 Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of stock acquired the 2016 Plan. The 2016 Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of our tax reporting obligations.

Nonstatutory Stock Options

Generally, there is no taxation upon the grant of an NSO if the stock option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. Upon exercise, a participant will recognize ordinary income equal to the excess, if any, of the fair market value of the underlying stock on the date of exercise of the stock option over the exercise price. If the participant is employed by us or one of our affiliates, that income will be subject to withholding taxes. The participant’s tax basis in those shares will be equal to their fair market value on the date of exercise of the stock option, and the participant’s capital gain holding period for those shares will begin on that date. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant.

Incentive Stock Options

The 2016 Plan provides for the grant of stock options that are intended to qualify as “incentive stock options,” as defined in Section 422 of the Code, or ISOs. Under the Code, a participant generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the participant holds a share received upon exercise of an ISO for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the participant’s tax basis in that share will be long-term capital gain or loss. If, however, a participant disposes of a share acquired upon exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the participant generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date of exercise of the stock option over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the stock option, the amount of ordinary income recognized by the participant will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the stock option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired upon exercise of an ISO exceeds the exercise price of the stock option generally will be an adjustment included in the participant’s alternative minimum taxable income for the year in which the stock option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired upon exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the stock option is exercised.

We are not allowed an income tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired upon exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant, subject to the requirement of reasonableness and the provisions of Section 162(m) of the Code, and provided that either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

Restricted Stock Awards

Generally, the recipient of a restricted stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days following his or her receipt of the stock award, to recognize ordinary income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient for the stock.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock award will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock award.

Restricted Stock Unit Awards

Generally, the recipient of a restricted stock unit award structured to conform to the requirements of Section 409A of the Code or an exception to Section 409A of the Code will recognize ordinary income at the time the stock is delivered equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. To conform to the requirements of Section 409A of the Code, the stock subject to a restricted stock unit award may generally only be delivered upon one of the following events: a fixed calendar date (or dates), separation from service, death, disability or a change in control. If delivery occurs on another date, unless the restricted stock unit award otherwise complies with or qualifies for an exception to the requirements of Section 409A of the Code, in addition to the tax treatment described above, the recipient will owe an additional 20% federal tax and interest on any taxes owed.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock unit award will be the amount paid for such shares plus any ordinary income recognized when the stock is delivered.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock unit award.

Stock Appreciation Rights

Generally, if a stock appreciation right is granted with an exercise price equal to the fair market value of the underlying stock on the grant date, the recipient will recognize ordinary income equal to the fair market value of the stock or cash received upon such exercise. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.

Plan Benefits

The following table sets forth, for each of the individuals and groups indicated, the number of shares of our common stock subject to awards granted under the 2005 Plan since its original effectiveness and through its expiration on October 12, 2015:

2005 Equity Incentive Plan

Name	Number of Shares Subject to Awards Granted
Bernard A. Hausen, Former President and Chief Executive Officer	1,130,000
Robert Y. Newell, Chief Financial Officer and Vice President, Finance	845,000
Liam J. Burns, Vice President, Sales and Marketing	500,000
All current executive officers as a group (3 people)	2,475,000
All current non-employee directors who are not executive officers as a group (7 people)	523,100
All employees, including all current officers who are not executive officers, as a group (41 people)	2,116,000

New Plan Benefits

Awards will be granted under the 2016 Plan at our discretion. Therefore, we cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to executive officers, directors, and employees under the 2016 Plan. In this regard, although our current non-employee director compensation policy establishes the number of shares subject to initial and annual stock option grants made to our non-employee directors under the 2005 Plan (or the 2016 Plan if this Proposal No. 4 is approved by our stockholders), our board of directors has the discretion to change the number of shares subject to these grants at any time. Pursuant to this policy, if this Proposal No. 4 is approved by our stockholders, and assuming this policy is not subsequently amended or modified by the board of directors, each of Mr. Bates and Mr. Afzal will be granted an initial NSO under the 2016 Plan immediately following our Annual Meeting to purchase 225,000 shares of our common stock, and each of our non-employee directors will be granted an annual NSO under the 2016 Plan immediately following our Annual Meeting to purchase 150,000 shares of our common stock, for a total of 1,350,000 shares for our current non-employee directors as a group. As of December 2, 2015, no options or other stock awards have been granted under the 2016 Plan. For additional information regarding our non-employee director compensation policy, see “Director Compensation” below.

Required Vote and Board of Directors Recommendation

Approval of Proposal 4 requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting. Abstentions will be counted toward the tabulation of votes cast on the proposal and will have the same effect as “Against” votes. Broker non-votes are counted towards a quorum, but will have no effect on the outcome of the vote.

Our board of directors believes that approval of Proposal 4 is in our best interests and the best interests of our stockholders for the reasons stated above.

The Board Of Directors Recommends

A Vote In Favor Of Proposal 4.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table provides certain information with respect to all of our equity compensation plans in effect as of June 30, 2015.

Equity Compensation Plan Information

			Number of securities
			Remaining available for
	Number of securities to be	Weighted-average	issuance under equity
	issued upon exercise of	exercise price of	compensation plans
	outstanding options,	outstanding options,	(excluding securities
	warrants and rights	warrants and rights (1)	reflected in column (a)
Plan Category	(a)	(b)($)	(c)
Equity compensation plans approved by security holders:
1997 Equity Incentive Plan	62,941	$3.03	491,663
2005 Equity Incentive Plan	4,092,787	$1.63	6,381,029

Equity compensation plans not approved by security holders	400,000	0.43	0

Total	4,555,728	$1.65	6,872,692

(1)       The weighted-average exercise price does not take into account the shares subject to outstanding restricted stock units which have no exercise price.

(2)       In a meeting or our board of directors on May 20, 2015, our board adopted the Cardica, Inc. Inducement Plan, or the 2015 Plan. The 2015 Plan provides for the grant of nonstatutory stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, and other forms of equity compensation (collectively, stock awards), all of which may be granted to persons not previously employees or directors of Cardica, or following a bona fide period of non-employment, as an inducement material to the individuals’ entering into employment with Cardica within the meaning of NASDAQ Listing Rule 5635(c)(4). The 2015 Plan had a share reserve covering 400,000 shares of our common stock as of June 30, 2015.

Proposal 5

Approval of Reverse Stock Split of Our Common Stock

OVERVIEW

Our Board has approved a series of alternate amendments to our Restated Certificate of Incorporation that would effect a reverse stock split of all issued and outstanding shares of our common stock at a reverse stock split ratio ranging from one-for-[___] to one-for-[___], inclusive.

Accordingly, the actions taken in connection with the reverse stock split would reduce the number of outstanding shares of our common stock. The effectiveness of any one of these amendments and the abandonment of the other amendments, or the abandonment of all of these amendments, will be determined by the Board following the Annual Meeting and prior to the 2016 Annual Meeting. Our Board has recommended that these proposed amendments be presented to our stockholders for approval. Our Board strongly believes that the reverse stock split is necessary for the following reasons:

1.     To maintain our listing on The NASDAQ Capital Market.

2.     To provide us with a stock price that will facilitate the raising of additional capital, if necessary, sufficient to execute our business strategy.

Accordingly, our stockholders are being asked to approve these proposed amendments and to grant authorization to our Board to determine, in its sole discretion, whether to implement the reverse stock split, including its specific timing and ratio.

Should we receive the required stockholder approval for this Proposal No. 5, the Board will have the sole authority to elect, at any time on or prior to the 2016 Annual Meeting, and without the need for any further action on the part of our stockholders: (1) whether to effect a reverse stock split, and (2) if so, the number of whole shares of our common stock, between and including [___] and [___], that will be combined and reclassified into one share of our common stock. Notwithstanding approval of this Proposal No. 5 by our stockholders, our Board may, in its sole discretion, abandon the proposed amendments and determine prior to the effectiveness of any filing with the Secretary of State of the State of Delaware not to effect the reverse stock split, as permitted under Section 242(c) of the Delaware General Corporation Law. If the Board does not implement a reverse stock split on or prior to the 2016 Annual Meeting, stockholder approval would again be required prior to implementing any reverse stock split.

In determining which reverse stock split ratio to implement, if any, following receipt of stockholder approval of this Proposal No. 5, the Board may consider, among other things, various factors, such as:

•	the historical trading price and trading volume of our common stock;

•	the then-prevailing trading price and trading volume of our common stock and the expected impact of the reverse stock split on the trading market for our common stock in the short- and long-term;

•	our ability to continue our listing on The NASDAQ Capital Market;

•	which reverse stock split ratio would result in the least administrative cost to us; and

•	prevailing general market and economic conditions.

The failure of our stockholders to approve this Proposal No. 5 could have serious, adverse effects on us and our stockholders. We could be delisted from The NASDAQ Capital Market because shares of our common stock may continue to trade below the requisite $1.00 per share bid price needed to maintain our listing. If The NASDAQ Capital Market delists our common stock, our shares may then trade on the OTC Bulletin Board or other small trading markets, such as the pink sheets. In that event, our common stock could trade thinly as a microcap or penny stock, adversely decrease to nominal levels of trading and be avoided by retail and institutional investors, resulting in the impaired liquidity of our shares.

By approving this Proposal No. 5, our stockholders will: (a) approve a series of alternate amendments to our Restated Certificate of Incorporation pursuant to which any whole number of outstanding shares of common stock between and including [___] and [___] could be combined and reclassified into one share of common stock; and (b) authorize our Board to file only one such amendment, as determined by the Board in its sole discretion, and to abandon each amendment not selected by the Board. The Board may also elect not to undertake any reverse stock split and therefore abandon all amendments. The Certificate of Amendment to our Restated Certificate of Incorporation would revise Paragraph A of Article IV of our Restated Certificate of Incorporation to read in its entirety substantially as follows:

“Effective at 5:01 p.m. Eastern Standard Time on the date of the filing of this Certificate of Amendment to Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, every [__] shares of Common Stock issued and outstanding shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one share of Common Stock without increasing or decreasing the par value of each share of Common Stock (the “Reverse Split”); provided, however, that the Company shall issue no fractional shares of Common Stock as a result of the Reverse Split, but shall instead pay to any stockholder who would be entitled to receive a fractional share as a result of the actions set forth herein a sum in cash equal to the fair market value of the shares constituting such fractional share as determined by the Board of Directors of the Company. The Reverse Split shall occur whether or not the certificates representing such shares of Common Stock are surrendered to the Company or its transfer agent.”

If this Proposal No. 5 is approved by our stockholders, and following such stockholder approval, our Board determines that effecting a reverse stock split is in the best interests of Cardica and its stockholders, the reverse stock split will become effective upon the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware. The amendment filed thereby will contain the number of shares selected by our Board within the limits set forth in this Proposal No. 5 to be combined and reclassified into one share of our common stock.

Except for adjustments that may result from the treatment of fractional shares as described below, each Cardica stockholder will hold the same percentage of our outstanding common stock immediately following the reverse stock split as such stockholder held immediately prior to the reverse stock split. The par value of the common stock would remain unchanged at $0.001 per share.

REASONS FOR THE REVERSE STOCK SPLIT

To maintain our listing on The NASDAQ Capital Market. By potentially increasing our stock price, a reverse stock split would reduce the risk that our common stock could be delisted from The NASDAQ Capital Market. To continue our listing on The NASDAQ Capital Market, we must comply with NASDAQ Marketplace Rules, which requirements include a minimum bid price of $1.00 per share. On December 9, 2014, we were notified by the NASDAQ Listing Qualifications Department that we do not comply with the $1.00 minimum bid price requirement as our common stock had traded below the $1.00 minimum bid price for 30 consecutive business days. We were automatically provided with a 180 calendar day period, ending on June 8, 2015, within which to regain compliance. On June 9, 2015, we were notified by the NASDAQ Listing Qualifications Department that we failed to regain compliance by June 8, 2015 and we would be delisted if we did not apply to transfer the listing of our common stock from The NASDAQ Global Market to The NASDAQ Capital Market. We transferred the listing of our common stock from The NASDAQ Global Market to The NASDAQ Capital Market, effective June 17, 2015. On June 17, 2015, we were notified by the NASDAQ Listing Qualifications Department that we have been afforded an additional 180 calendar day compliance period to regain compliance with the $1.00 minimum bid price requirement, meaning we have until December 7, 2015, to regain compliance. To regain compliance, our common stock must close at or above the $1.00 minimum bid price for at least 10 consecutive days or more at the discretion of NASDAQ. If we do not regain compliance by December 7, 2015, NASDAQ will provide written notice that our common stock will be subject to delisting from The NASDAQ Capital Market. As our common stock has not traded at or above $1.00 per share from the date of receipt of the NASDAQ notice through the filing of this proxy statement, we expect that we will receive such a notice from NASDAQ. In that event, we may appeal the decision to a NASDAQ Listing Qualifications Panel. In the event of an appeal, our common stock would remain listed on the NASDAQ Capital Market pending a written decision by the Panel following a hearing. In the event that the NASDAQ Listing Qualifications Panel determines not to continue our listing and we are delisted from The NASDAQ Capital Market, our common stock may be delisted and trade on the OTC Bulletin Board or other small trading markets, such as the pink sheets.

The Board has considered the potential harm to us and our stockholders should NASDAQ delist our common stock from The NASDAQ Capital Market. Delisting could adversely affect the liquidity of our common stock since alternatives, such as the OTC Bulletin Board and the pink sheets, are generally considered to be less efficient markets. An investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy, our common stock on an over-the-counter market. Many investors likely would not buy or sell our common stock due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange or for other reasons.

The Board believes that a reverse stock split is a potentially effective means for us to maintain compliance with the $1.00 minimum bid requirement and to avoid, or at least mitigate, the likely adverse consequences of our common stock being delisted from The NASDAQ Capital Market by producing the immediate effect of increasing the bid price of our common stock.

To potentially improve the marketability and liquidity of our common stock. The Board also believes that the increased market price of the common stock expected as a result of implementing a reverse stock split could improve the marketability and liquidity of our common stock and will encourage interest and trading in our common stock. A reverse stock split could allow a broader range of institutions to invest in our common stock (namely, funds that are prohibited from buying stocks whose price is below a certain threshold), potentially increasing trading volume and liquidity of our common stock. A reverse stock split could help increase analyst and broker interest in our common stock as their policies can discourage them from following or recommending companies with low stock prices. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, a low average price per share of common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were higher.

Certain Risks and Potential Disadvantages Associated with the Reverse Stock Split

We cannot assure you that the proposed reverse stock split will increase our stock price and have the desired effect of maintaining compliance with NASDAQ Marketplace Rules. The Board expects that a reverse stock split of our common stock will increase the market price of our common stock so that we may be able to regain and maintain compliance with the NASDAQ $1.00 minimum bid price requirement. However, the effect of a reverse stock split upon the market price of our common stock cannot be predicted with any certainty, and the history of similar stock splits for companies in like circumstances is varied, particularly since some investors may view a reverse stock split negatively. It is possible that the per share price of our common stock after the reverse stock split will not rise in proportion to the reduction in the number of shares of our common stock outstanding resulting from the reverse stock split, and the market price per post-reverse stock split share may not exceed or remain in excess of the $1.00 minimum bid price for a sustained period of time, and the reverse stock split may not result in a per share price that would attract brokers and investors who do not trade in lower priced stocks. In addition, although we believe a reverse stock spit may enhance the desirability of our common stock to certain potential investors, we cannot assure you that, if implemented, our common stock will be more attractive to institutional and other long term investors. Even if we implement a reverse stock split, the market price of our common stock may decrease due to factors unrelated to the reverse stock split. In any case, the market price of our common stock may also be based on other factors which may be unrelated to the number of shares outstanding, including our future performance. If the reverse stock split is consummated and the trading price of the common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the reverse stock split. Even if the market price per post-reverse stock split share of our common stock remains in excess of $1.00 per share, we may be delisted due to a failure to meet other continued listing requirements, including NASDAQ requirements related to the minimum number of shares that must be in the public float, the minimum market value of the public float and the minimum number of “round lot” holders.

The proposed reverse stock split may decrease the liquidity of our common stock and could result in higher transaction costs for some stockholders. The liquidity of our common stock may be harmed by the proposed reverse stock split given the reduced number of shares that would be outstanding after the reverse stock split, particularly if the stock price does not increase as a result of the reverse stock split. In addition, if the proposed reverse stock split is implemented, it will increase the number of our stockholders who own “odd lots” of fewer than 100 shares of common stock. Brokerage commission and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares of common stock. Accordingly, a reverse stock split may not achieve the desired results of increasing marketability and liquidity of our common stock that have been described above.

The effective increase in the authorized number of shares of our common stock as a result of a reverse stock split could have an anti-takeover effect. The implementation of a reverse stock split and the resulting effective increase in the number of authorized shares of our common stock, could, under certain circumstances, have an anti-takeover effect. The additional shares of common stock that would become available for issuance if this Proposal No. 5 is approved could also be used by us to oppose a hostile takeover attempt or to delay or prevent changes in control or our management. For example, without further stockholder approval, the Board could adopt a “poison pill” which would, under certain circumstances related to an acquisition of Cardica securities not approved by the Board, give certain holders the right to acquire additional shares of common stock at a low price, or the Board could strategically sell shares of common stock in a private transaction to purchasers who would oppose a takeover or favor the current Board. Although this proposal has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at us), nevertheless, stockholders should be aware that approval of this Proposal No. 5 could facilitate future efforts by us to deter or prevent changes in control, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.

EFFECTS OF THE REVERSE STOCK SPLIT

After the effective date of the proposed reverse stock split, each stockholder will own a reduced number of shares of common stock. However, any reverse stock split will affect all Cardica stockholders uniformly and will not affect any stockholder’s percentage ownership interests in Cardica, except to the extent that the reverse stock split results in any of our stockholders owning a fractional share as described below. Voting rights and other rights and preferences of the holders of our common stock will not be affected by the proposed reverse stock split (other than as a result of the payment of cash in lieu of fractional shares). For example, a holder of 2% of the voting power of the outstanding shares of our common stock immediately prior to the reverse stock split would continue to hold 2% of the voting power of the outstanding shares of our common stock immediately after the reverse stock split. The number of stockholders of record will not be affected by the proposed reverse stock split (except to the extent that any stockholder holds only a fractional share interest and receives cash for such interest after the proposed reverse stock split).

The principal effects of the reverse stock split will be that:

●

depending on the reverse stock split ratio selected by the Board, each [___] or [___] shares of our common stock owned by a stockholder, or any whole number of shares of our common stock between [___] and [___] as determined by the Board, will be combined and reclassified into one new share of our common stock;

●

no fractional shares of common stock will be issued in connection with the proposed reverse stock split; instead, holders of common stock who would otherwise receive a fractional share of common stock pursuant to the reverse stock split will receive cash in lieu of the fractional share as explained more fully below;

●	based upon the reverse stock split ratio selected by the Board, proportionate adjustments will be made to the conversion rate of our outstanding Series A Convertible Preferred Stock;

●

based upon the reverse stock split ratio selected by the Board, proportionate adjustments will be made to the per share exercise price and/or the number of shares issuable upon the exercise or vesting of all then outstanding Cardica stock options, restricted stock units and warrants, which will result in a proportional decrease in the number of shares of our common stock reserved for issuance upon exercise or vesting of such stock options, restricted stock units and warrants, and, in the case of stock options and warrants, a proportional increase in the exercise price of all such stock options and warrants; and

●	the number of shares then reserved for issuance under our equity compensation plans will be reduced proportionately based upon the reverse stock split ratio selected by the Board.

The following table contains approximate information, based on share information as of December 2, 2015, relating to the common stock under the proposed reverse stock split ratios:

Status	Number of Shares of Common Stock Authorized	Number of Shares of Common Stock Issued and Outstanding	Number of Shares of Common Stock Reserved for Future Issuance(1)	Number of Shares of Common Stock Authorized but Unissued and Unreserved
Pre-Reverse Stock Split	125,000,000	89,018,550	29,064,714	6,916,736
Post-Reverse Stock Split 1:[__]	125,000,000	[__]	[__]	[__]
Post-Reverse Stock Split 1:[__]	125,000,000	[__]	[__]	[__]
Post-Reverse Stock Split 1:[__]	125,000,000	[__]	[__]	[__]
Post-Reverse Stock Split 1:[__]	125,000,000	[__]	[__]	[__]
Post-Reverse Stock Split 1:[__]	125,000,000	[__]	[__]	[__]
Post-Reverse Stock Split 1:[__]	125,000,000	[__]	[__]	[__]
Post-Reverse Stock Split 1:[__]	125,000,000	[__]	[__]	[__]
Post-Reverse Stock Split 1:[__]	125,000,000	[__]	[__]	[__]
Post-Reverse Stock Split 1:[__]	125,000,000	[__]	[__]	[__]
Post-Reverse Stock Split 1:[__]	125,000,000	[__]	[__]	[__]
Post-Reverse Stock Split 1:[__]	125,000,000	[__]	[__]	[__]

(1)

Reserved for future issuance pursuant to our outstanding shares of Series A Convertible Preferred Stock, stock options, restricted stock units and shares available for future grant under our equity incentive plans.

In addition to the above effects, if the proposed reverse stock split is implemented, it will increase the number of our stockholders who own “odd lots” of fewer than 100 shares of common stock. Brokerage commission and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares of common stock. Accordingly, a reverse stock split may not achieve the desired results of increasing marketability and liquidity of our common stock that have been described above.

After the effective date of the reverse stock split, our common stock would have a new committee on uniform securities identification procedures, or CUSIP number, a number used to identify our common stock.

Our common stock is currently registered under Section 12(b) of the Securities Exchange Act, and we are subject to the periodic reporting and other requirements of the Securities Exchange Act of 1934, as amended, or the Exchange Act. The proposed reverse stock split will not affect the registration of the common stock under the Exchange Act. Our common stock would continue to be listed on The NASDAQ Capital Market under the symbol “CRDC,” although it is likely that NASDAQ would add the letter “D” to the end of the trading symbol for a period of twenty trading days after the effective date of the reverse stock split to indicate that the reverse stock split had occurred.

EFFECTIVE DATE

The proposed reverse stock split would become effective at 5:01 p.m., Eastern time, on the date of filing of a Certificate of Amendment to our Restated Certificate of Incorporation with the office of the Secretary of State of the State of Delaware, which date we refer to in this Proposal No. 5 as the Effective Date. Except as explained below with respect to fractional shares, on the Effective Date, shares of common stock issued and outstanding immediately prior thereto will be combined and reclassified, automatically and without any action on the part of Cardica or its stockholders, into a lesser number of new shares of our common stock in accordance with the reverse stock split ratio determined by our Board within the limits set forth in this Proposal No. 5.

CASH PAYMENTS IN LIEU OF FRACTIONAL SHARES

No fractional shares of common stock will be issued as a result of the proposed reverse stock split. Instead, in lieu of any fractional shares to which a holder of common stock would otherwise be entitled as a result of the proposed reverse stock split, Cardica will pay cash (without interest) equal to such fraction multiplied by the fair market value of a share of our common stock on the date of the reverse stock split as determined in good faith by our Board. After the reverse stock split, a stockholder will have no further interest in Cardica with respect to their cashed-out fractional shares. A stockholder otherwise entitled to a fractional interest will not have any voting, dividend or other rights except to receive payment as described above.

RECORD AND BENEFICIAL STOCKHOLDERS

If this Proposal No. 5 is approved by our stockholders and the Board elects to implement the reverse stock split, stockholders of record holding some or all of their shares of our common stock electronically in book-entry form under the direct registration system for securities will be automatically exchanged by the exchange agent and will receive a transaction statement at their address of record indicating the number of new post-split shares of our common stock they hold after the reverse stock split along with payment in lieu of any fractional shares. Non-registered stockholders holding common stock through a bank, broker or other nominee should note that such banks, brokers or other nominees may have different procedures for processing the reverse stock split than those that would be put in place by us for registered stockholders. If you hold your shares with such a bank, broker or other nominee and if you have questions in this regard, you are encouraged to contact your nominee.

If this Proposal No. 5 is approved by our stockholders and the Board elects to implement the reverse stock split, stockholders of record holding some or all of their shares in certificate form will receive a letter of transmittal from Cardica or its exchange agent, as soon as practicable after the effective date of the reverse stock split. Our transfer agent is expected to act as “exchange agent” for the purpose of implementing the exchange of stock certificates. Holders of pre-reverse stock split shares will be asked to surrender to the exchange agent certificates representing pre-reverse stock split shares in exchange for post-reverse stock split shares and payment in lieu of any fractional shares in accordance with the procedures to be set forth in the letter of transmittal. No new post-reverse stock split share certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent.

STOCKHOLDERS SHOULD NOT DESTROY ANY PRE-SPLIT STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL THEY ARE REQUESTED TO DO SO.

ACCOUNTING CONSEQUENCES

The par value per share of common stock would remain unchanged at $0.001 per share after the reverse stock split. As a result, on the effective date of the reverse stock split, the stated capital on our balance sheet attributable to the common stock will be reduced proportionally, based on the actual reverse stock split ratio, from its present amount, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share common stock net income or loss and net book value will be increased because there will be fewer shares of common stock outstanding. The reverse stock split would be reflected retroactively in Cardica financial statements. We do not anticipate that any other accounting consequences would arise as a result of the reverse stock split.

NO APPRAISAL RIGHTS

Our stockholders are not entitled to dissenters’ or appraisal rights under the General Corporation Law of the State of Delaware with respect to the proposed alternate amendments to our Restated Certificate of Incorporation to allow for the reverse stock split and to effect a corresponding reduction in the total number of authorized shares of our common stock, and we will not independently provide the stockholders with any such right if the proposed reverse stock split is implemented.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES

The following is a summary of the material U.S. federal income tax consequences of the proposed reverse stock split for our stockholders who are U.S. holders (as defined below). The summary is based on the Internal Revenue Code of 1986, as amended, or the Code, applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this proxy statement. Changes to the laws could alter the tax consequences described below, possibly with retroactive effect. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the reverse stock split. This discussion is for general information only and does not discuss the tax consequences which may apply to special classes of taxpayers, including banks, insurance companies, regulated investment companies, personal holding companies, U.S. holders whose functional currency is not the U.S. dollar, partnerships (or other flow-through entities for U.S. federal income purposes and their partners or members), persons who acquired their shares in connection with employment or other performance of services, broker-dealers, foreign entities, nonresident alien individuals and tax-exempt entities. The summary does not consider the effect of any applicable state, local or non-U.S. tax laws, any non-income tax laws (such as estate and gift tax laws), or the alternative minimum tax or Medicare contribution tax. This summary also assumes that the shares of common stock prior to the reverse stock split were, and the shares of common stock after the reverse stock split will be, held as “capital assets,” as defined in Section 1221 of the Code. Stockholders are urged to consult their own tax advisors to determine the particular consequences to them.

As used herein, the term “U.S. holder” means a holder that is, for U.S. federal income tax purposes:

•	an individual citizen or resident of the United States;
•	a corporation or other entity treated as a corporation created or organized in or under the laws of the United States or any political subdivision thereof;
•	an estate the income of which is subject to U.S. federal income tax regardless of its source; or
•

a trust (A) if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more “U.S. persons” (as defined in the Code) have the authority to control all substantial decisions of the trust or (B) that has a valid election in effect to be treated as a U.S. person.

In general, the federal income tax consequences of the reverse stock split will vary among U.S. holders depending upon whether they receive cash for fractional shares or solely a reduced number of shares of common stock in exchange for their old shares of common stock. We believe the reverse stock split should have the following federal income tax effects. A U.S. holder who receives solely a reduced number of shares of common stock will not recognize gain or loss. In the aggregate, such a U.S. holder’s basis in the reduced number of shares of common stock will equal the U.S. holder’s basis in its old shares of common stock and such U.S. holder’s holding period in the reduced number of shares will include the holding period in its old shares exchanged. A U.S. holder who receives cash in lieu of a fractional share as a result of the reverse stock split should generally be treated as having received the payment as a distribution in redemption of the fractional share, as provided in Section 302(a) of the Code. Generally, the particular U.S. holder should recognize gain or loss equal to the difference, if any, between the amount of cash received and the U.S. holder’s basis in the fractional share. In the aggregate, such a U.S. holder’s basis in the reduced number of shares of common stock will equal the U.S. holder’s basis in its old shares of common stock decreased by the basis allocated to the fractional share for which such U.S. holder is entitled to receive cash, and the holding period of the reduced number of shares received will include the holding period of the old shares exchanged. Stockholders should consult their own tax advisors regarding the tax consequences to them of a payment for fractional shares.

No gain or loss will be recognized by us as a result of the reverse stock split.

Required Vote

Stockholder approval of this Proposal No. 5 requires a “FOR” vote from at least a majority of the outstanding shares of our common stock.

IF OUR STOCKHOLDERS DO NOT APPROVE THIS PROPOSAL NO. 5, WE WOULD LIKELY BE DELISTED FROM THE NASDAQ CAPITAL MARKET DUE TO OUR FAILURE TO MAINTAIN A MINIMUM BID PRICE FOR OUR COMMON STOCK OF $1.00 PER SHARE AS REQUIRED BY NASDAQ’S LISTING RULES.

The Board Of Directors Recommends

A Vote In Favor Of Proposal 5.

Security Ownership of

Certain Beneficial Owners and Management

The following table sets forth certain information regarding the ownership of our common stock as of December 2, 2015, by:

●	each of our directors and nominees;

●	each of our executive officers named in the Summary Compensation Table below;

●	all of our executive officers and directors as a group; and

●	all those known by us to be beneficial owners of more than five percent of our common stock.

	Beneficial Ownership (1)
Beneficial Owner	Number of Shares	Percent of Total
5% or Greater Stockholders:
Entities and Persons Affiliated with Broadfin Capital LLC (2)	8,989,100	10.1
Camber Capital Management LLC and related person (3)	8,374,846	9.4
Entities and Persons Affiliated with Sutter Hill Venture (4)	6,269,077	7.0
PRIMECAP Management Company (5)	6,013,500	6.8
Entities and Persons Affiliated with Sabby Healthcare (6)	4,450,000	5.0

Named Executive Officers and Directors:
Julian N. Nikolchev	0	8
Bernard A. Hausen, M.D., Ph.D. (7)	1,472,495	1.6
Robert Y. Newell (8)	611,640	*
Liam J. Burns (9)	325,000	*
Gregory D. Casciaro (10)	38,036	*
R. Michael Kleine (11)	38,036	*
William P. Moffitt, III (12)	65,041	*
Samuel E. Navarro (13)	38,036	*
John Simon, Ph.D. (14)	1,182,842	1.3
William H. Younger, Jr. (15)	4,395,077	4.9
Michael A.. Bates	70,000	*
Thomas A. Afzal	0	*
All executive officers and directors as a group (11 persons) (16)	6,693,708	7.4

*     Less than one percent.

(1)

This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D, 13G and 13F filed with the SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 89,018,550 shares outstanding on December 2, 2015, adjusted as required by rules promulgated by the SEC.

(2)

Based on a preliminary proxy statement filed with the SEC on October 5, 2015, reporting beneficial ownership as of that date. Based on a Schedule 13D/A filed on September 11, 2015: each of Broadfin Healthcare Master Fund, Ltd., Broadfin Healthcare Fund, L.P., Broadfin Healthcare Offshore Fund, Ltd, Broadfin Advisors, LLC, Broadfin Capital, LLC, and Kevin Kotler have sole voting and investment power over 8,874,992 of these shares; and each of Gregory D. Casciaro, R. Michael Kleine and Samuel E. Navarro has sole voting and investment power over 38,036 of these shares, which are shares subject to subject to stock options held by them that are exercisable for common stock within 60 days from December 2, 2015. Does not include shares issuable upon conversion of 98,752 shares of Series A preferred stock held by Broadfin Capital, LLC due to a limitation on conversion. Each share of Series A preferred stock is convertible into 100 shares of common stock at the option of the holder, provided that the holder will be prohibited from converting if, as a result of such conversion, the holder, together with its affiliates, would own more than 9.98% of the total number of shares of common stock then issued and outstanding, unless the holder gives us at least 61 days prior notice of an intent to so convert. The address of the principal office of each of Broadfin Healthcare Master Fund, Ltd. and Broadfin Healthcare Offshore Fund, Ltd, is 20 Genesis Close, Ansbacher House, Second Floor, P.O. Box 1344, Grand Cayman KY1-1108, Cayman Islands. The address of the principal office of each of Broadfin Healthcare Fund, L.P., Broadfin Advisors, LLC, Broadfin Capital, LLC, and Mr. Kotler is 300 Park Avenue, 25th Floor, New York, New York 10022.

(3)

Based on a Schedule 13G filed with the SEC on April 25, 2014, reporting beneficial ownership as of April 16, 2014. Each of Camber Capital Management LLC and Stephen Dubois has shared voting and investment power over these shares. Does not include shares issuable upon conversion of 92,722 shares of Series A preferred stock held by Camber Capital Management LLC due to a limitation on conversion. Each share of Series A preferred stock is convertible into 100 shares of common stock at the option of the holder, provided that the holder will be prohibited from converting if, as a result of such conversion, the holder, together with its affiliates, would own more than 9.98% of the total number of shares of common stock then issued and outstanding, unless the holder gives us at least 61 days prior notice of an intent to so convert. The address of Camber Capital Management LLC and Mr. Dubois is 101 Huntington Avenue Suite 2550, Boston, MA 02199.

(4)

Consists of (a) 3,412,793 shares, held by Sutter Hill Ventures, a California Limited Partnership (“SHV”), (b) 2,333 shares and 98,800 shares subject to stock options that are exercisable for common stock within 60 days after December 2, 2015, held by William H. Younger, Jr., a member of our Board, (c) 264,125 shares held by William H. Younger, Jr., Trustee, The William H. Younger Revocable Trust U/A/D 8/5/09, (d) 172,869 shares of common stock, held by SHV Profit Sharing Plan, a retirement trust, for the benefit of Mr. Younger, (e) 444,157 shares of common stock that are held by Yovest, L.P., and (f) an aggregate of 1,874,000 shares that are held by individuals and entities associated with SHV other than by Mr. Younger and affiliates of Mr. Younger. SHV disclaims beneficial ownership of the shares described in (b) through (f). The address of these entities and persons is 755 Page Mill Road, Suite A 200, Palo Alto, CA 94304.

(5)

Based on a Form 13F filed with the SEC on August 13, 2015, reporting beneficial ownership as of June 30, 2015, PRIMECAP Management Company has sole voting power over 5,315,000 of these shares, and sole investment power over all of these shares. The address of PRIMECAP Management Company is 225 South Lake Ave., Suite 400, Pasadena, CA 91101.

(6)

Based on a Schedule 13G filed with the SEC on June 24, 2015, reporting beneficial ownership as of June 22, 2015. Each of Sabby Healthcare Master Fund, Ltd., Sabby Management, LLC and Hal Mintz has shared voting and investment power over these shares. The address of the principal office of Sabby Healthcare Master Fund, Ltd. is c/o Ogier Fiduciary Services (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman KY1-9007, Cayman Islands. The address of the principal office of each of Sabby Management, LLC and Mr. Mintz is 10 Mountainview Road, Suite 205, Upper Saddle River, New Jersey 07458.

(7)

Includes 652,000 shares subject to stock options that are exercisable for common stock within 60 days from December 2, 2015, and 260,000 restricted stock units that will be vested within 60 days from December 2, 2015.

(8)	Includes 444,998 shares subject to stock options that are exercisable for common stock within 60 days from December 2, 2015.

(9)	Includes 258,333 shares subject to stock options that are exercisable for common stock within 60 days from December 2, 2015.

(10)	Includes 38,036 shares subject to stock options that are exercisable for common stock within 60 days from December 2, 2015.

(11)	Includes 38,036 shares subject to stock options that are exercisable for common stock within 60 days from December 2, 2015.

(12)	Includes 40,041 shares subject to stock options that are exercisable for common stock within 60 days from December 2, 2015.

(13)	Includes 38,036 shares subject to stock options that are exercisable for common stock within 60 days from December 2, 2015.

(14)	Includes 98,800 shares subject to stock options that are exercisable for common stock within 60 days from December 2, 2015. Dr. Simon resigned from the Board on December 9, 2015.

(15)

Consists of (a) 3,412,793 shares, held by Sutter Hill Ventures, a California Limited Partnership (“SHV”), (b) 2,333 shares held directly and 98,800 shares subject to stock options that are exercisable for common stock within 60 days from December 2, 2015, held by William H. Younger, Jr. (c) 264,125 shares held by William H. Younger, Jr., Trustee, The William H. Younger Revocable Trust U/A/D 8/5/09, (d) 172,869 shares of common stock, held by SHV Profit Sharing Plan, a retirement trust, for the benefit of Mr. Younger and (e) 444,157 shares of common stock that are held by Yovest, L.P. Mr. Younger disclaims beneficial ownership of the shares described in (a), (c) and (e) except to the extent of his pecuniary interest in such shares.

(16)	Includes shares described in footnotes 8 through 15 above.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Our executive officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during fiscal 2015 our executive officers, directors and greater than ten percent beneficial owners complied with all Section 16(a) filing requirements applicable to each of them, respectively, except that (i) Gregory D. Casciaro, one of our directors, filed one Form 4 late reporting two grants of stock options due to the inability to timely obtain EDGAR codes for the filing and (ii) each of Gary S. Petersmeyer, a former director, and William P. Moffitt, a director, filed their Forms 3 late due to administrative error.

OUR EXECUTIVE OFFICERS

The following table sets forth certain information concerning our executive officers as of December 2, 2015:

Name	Age	Position
Julian N. Nikolchev	61	President, Chief Executive Officer and Director
Robert Y. Newell	67	Vice President, Finance and Chief Financial Officer
Liam J. Burns	50	Vice President, Sales and Marketing
Gregory P. Watson	59	Vice President, Operations
Thomas J. Palermo	53	Chief Operating Officer

Julian N. Nikolchev For the biography of Mr. Nikolchev, please see “Proposal – Election of Directors.”

Robert Y. Newell has been our Vice President, Finance and Chief Financial Officer since March 2003 and was Vice President, Finance and Operations, from July 2005 to July 2008. From January 2000 to February 2003 he was Vice President, Finance and Chief Financial Officer for Omnicell, Inc., a hospital supply and medication management company. Mr. Newell holds a B.A. degree in Mathematics from the College of William & Mary and an M.B.A. degree from the Harvard Business School. He currently serves as a director, member of the audit committee and chairman of the compensation committee of ARI Network Services, Inc., public software as a service (SaaS) company.

Liam J. Burns joined Cardica as our Vice President, Sales and Marketing in January 2014. Since September 2007, he has been President of EP Burns Group LLC, a healthcare and life science focused sales, marketing and leadership development consulting company that he founded, at which he was responsible for all facets of the business. From September 2006 to August 2007, he was Vice President Marketing of Power Medical Interventions, Inc. a surgical stapling company. From October 1991 to August 2006, he held various sales and marketing management positions with Ethicon, Inc., a Johnson & Johnson company. Mr. Burns holds a B.A. degree from the College of Holy Cross and an M.B.A. degree from Case Western Reserve University.

Gregory P. Watson joined Cardica as our Vice President of Operations in May 2015. From March 2013 to May 2015, Mr. Watson consulted for start-up and mid-stage medical device firms in various stages of commercialization to establish and scale up their manufacturing operations. From July 2010 to January 2013, Mr. Watson held the positions of vice president of manufacturing, operations and product development for Uptake Medical Corp., where he was responsible for providing leadership and direction for the product development and manufacturing areas. From 1999 to 2010, Mr. Watson served as vice president of manufacturing and product development for TherOx, Inc. From 1987 to 1999, Mr. Watson served twelve years at Baxter Healthcare Corporation where he held various positions in the cardiovascular division including director of operations, director of R&D and plant manager. He currently holds nine U.S. patents. Mr. Watson earned his B.S. in Industrial Management from California State Polytechnic University.

Thomas J. Palermo joined Cardica as our Chief Operating Officer in November 2015. Mr. Palermo brings close to 30 years of medical device development and management expertise to Cardica. Most recently, he served as acting CEO of UlceRx, a start-up chronic wound care company, where he was responsible for overseeing all aspects of the company’s business. Prior to UlceRx, Mr. Palermo was president and CEO of ReVascular Therapeutics (acquired by Boston Scientific in 2011), where he was responsible for overseeing all aspects of the company’s business and where he revamped the technology platform to meet the market demand for the TruePath CTO Device system. Prior to ReVascular Therapeutics, he served as vice president of operations and engineering at Ensure Medical where he was responsible for regulatory, clinical, quality assurance, research and development and operations for the development of ExoSeal bio-absorbable femoral closure device. Prior to Ensure Medical, he served in a variety of escalating roles related to engineering, operations, research and development and business development at a variety of medical device companies. He received his B.S. degree in Technical Management from New Hampshire College and holds more than 40 issued and pending patents.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table shows for the fiscal years ended June 30, 2015 and 2014, compensation awarded to or paid to, or earned by, Dr. Hausen, who served as our Chief Executive Officer during fiscal 2015, and our two other most highly compensated executive officers at June 30, 2015 (collectively, the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE FOR FISCAL 2015

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)(2)	Option Awards ($)(1)		Nonequity Incentive Plan Compensation ($)		All Other Compensation ($)	Total ($)
Bernard A. Hausen, M.D., Ph.D.	2015	402,565	-	102,600	-		40,257		1,490	546,912
President and Chief Executive Officer	2014	390,840	65,000		268,800	(3)	127,023		1,490	853,153

Robert Y. Newell	2015	285,046	-	57,000	-		19,953		-	361,999
Chief Financial Officer and Vice President, Finance (5)

Liam Burns	2015	253,746	-	57,000	42,000	(4)	161,973	(6)	7,200	521,919
Vice President, Sales and Marketing	2014	114,582	-	-	497,347	(7)	74,793	(8)	97,580	784,302

(1)

These amounts are not cash compensation, but represent the aggregate fair value of the stock grants received by our Named Executive Officers. The aggregate fair value is computed in accordance with FASB ASC Topic 718, excluding the effects of forfeiture with respect to awards subject to performance conditions. Assumptions used in the calculation of these amounts are included in Note 1 to our audited financial statements for the fiscal year ended June 30, 2015, included in our Annual Report on Form 10-K.

(2)

Consists of restricted stock unit awards that vest in installments of 1/3rd of the total award per year, subject in each case to the holder providing continued service with Cardica on such vesting date.

(3)	Consist of stock option award that vest in installments of 1/48th of the total award per month, subject in each case to the holder providing continued service with Cardica on such vesting date.

(4)	Consists of stock option awards that vest in installments of 1/24th of the total award per month, subject in each case to the holder providing continued service with Cardica on such vesting date.

(5)	Mr. Newell was not a “named executive officer” in fiscal year 2014 and thus SEC rules do not require his compensation for that year to be reported.

(6)	Consists of sales commissions, including $39,000 earned during fiscal year 2015 and paid during fiscal year 2016.

(7)

Includes the increase in fair value of a stock option modified in January 2014 as a result of Mr. Burns becoming an employee of Cardica, which option was originally granted to Mr. Burns as a consultant in December 2013. The stock option award vests 25% upon the one year anniversary of the option vesting commencement date with the remainder of the option vesting in 36 equal monthly installments thereafter until fully vested.

(8)	Consists of sales commissions.

Non-Equity Incentive Plan Compensation

 2015 Bonus Plan

The 2015 Bonus Plan was designed to offer incentive compensation to certain of our employees, including our named executive officers (other than Mr. Burns, who is compensated on a sales commission plan), by rewarding the achievement of specifically measured corporate objectives and, if applicable, individual performance objectives. The 2015 Bonus Plan was administered by the Board with recommendations from the Compensation Committee. The Compensation Committee was responsible for recommending to the Board for approval any incentive awards to the named executive officers of Cardica. The Board and the Compensation Committee also retained the discretion to vary actual payouts from payouts as determined pursuant to achievement of the specifically measured corporate objectives.

 The 2015 Bonus Plan provided for the payment of cash bonuses or RSUs to participants for the achievement of corporate objectives determined by the Compensation Committee, as follows: product sales goals with respect to the MicroCutter XCHANGE 30 and MicroCutter XCHANGE 45 (30%); MicroCutter XCHANGE 30 costs (20%); completion of MicroCutter XCHANGE 45 development (30%); and MicroCutter XCHANGE 30 performance goals (20%). Other than for the Chief Executive Officer and Chief Financial Officer, the Compensation Committee could also consider individual performance. Target bonuses were set as a percentage of base salary, with 50% for Dr. Hausen and 35% for Mr. Newell. Actual bonuses would be paid by applying the percentage achievement of corporate objectives against target bonuses.

 In July 2015, the Compensation Committee determined that Cardica had achieved its fiscal 2015 objectives at the 20% level. Accordingly, the Compensation Committee recommended the payment of bonuses to the named executive officers (other than Mr. Burns, who is compensated on a sales commission plan) in the amount of 20% of the target bonus amount for each named executive officer, which amounts are reflected in the Nonequity Incentive Plan Compensation column of the Summary Compensation Table. The Compensation Committee’s recommendations were approved by the Board in July 2015.

 2014 Bonus Plan

 The 2014 Bonus Plan was designed to offer incentive compensation to certain of our employees, including our named executive officers (other than Mr. Burns, who is compensated on a sales commission plan), by rewarding the achievement of specifically measured corporate objectives and, if applicable, individual performance objectives. The 2014 Bonus Plan was administered by the Board with recommendations from the Compensation Committee. The Compensation Committee was responsible for recommending to the Board for approval any incentive awards to the named executive officers of Cardica. The Board and the Compensation Committee also retained the discretion to vary actual payouts from payouts as determined pursuant to achievement of the specifically measured corporate objectives.

 The 2014 Bonus Plan provided for the payment of bonuses to participants, either in cash or restricted stock, for the achievement of corporate objectives determined by the Compensation Committee, as follows: sales and marketing goals with respect to the MicroCutter XCHANGE 30 (45%); capital raising goals (20%); regulatory clearances (25%); and MicroCutter XCHANGE 30 performance goals (10%). Other than for the Chief Executive Officer, the Compensation Committee could also consider individual performance. Target bonuses were set as a percentage of base salary with 50% for Dr. Hausen. Actual bonuses would be paid by applying the percentage achievement of corporate objectives against target bonuses.

 In July 2014, the Compensation Committee determined that Cardica had achieved its fiscal 2014 objectives at the 65% level. Accordingly, the Compensation Committee recommended the payment of bonuses to the named executive officers (other than Mr. Burns, who is compensated on a sales commission plan) in the amount of 65% of the target bonus amount for each named executive officer, which amounts are reflected in the Nonequity Incentive Plan Compensation column of the Summary Compensation Table. The Compensation Committee’s recommendations were approved by the Board in July 2014.

 Bernard A. Hausen, M.D., Ph.D. - President and Chief Executive Officer

 Fiscal 2015 Compensation. In July 2015, the Compensation Committee approved (upon authority delegated by the Board), that Dr. Hausen should be rewarded based on 20% achievement of his 50% target bonus. Accordingly, Dr. Hausen was awarded a cash bonus award of $40,257 (20% of 50% of $402,565 base salary for fiscal 2015, rounded) as compensation for his performance in fiscal 2015.

 In July 2014, the Compensation Committee recommended, and the Board approved, Dr. Hausen’s annual salary for fiscal 2015 of $402,565, and the grant of restricted stock units to acquire 90,000 shares of common stock vesting at a rate of 1/3rd per year starting on August 15, 2015, provided that Dr. Hausen continues to provide services to Cardica.

 Fiscal 2014 Compensation. In July 2014, the Compensation Committee recommended, and the Board approved, that Dr. Hausen should be rewarded based on 65% achievement of his 50% target bonus. The Board also approved a special discretionary bonus to Dr. Hausen in the amount of $65,000 for Cardica’s achievements during fiscal 2014. Accordingly, Dr. Hausen was awarded a cash bonus award of $192,023 (65% of 50% of $390,833 base salary for fiscal 2014, rounded, plus $65,000) as compensation for his performance in fiscal 2014.

 In August 2013, the Compensation Committee recommended, and the Board approved, Dr. Hausen’s annual salary for fiscal 2014 of $390,833, and the grant of an option to purchase 320,000 shares of common stock vesting at a rate of 1/48th per month following the Vesting Commencement Date, August 8, 2013, provided that Dr. Hausen continues to provide services to Cardica. In December 2014, a portion of this stock option covering 120,000 shares of common stock was canceled, with Mr. Hausen's consent, as that portion of the grant was in excess of the permissible amount under the 2005 Equity Incentive Plan under which it was granted.

 Robert Y. Newell - Chief Financial Officer & Vice President, Finance

 In July 2015, the Compensation Committee recommended, and the Board approved, that Mr. Newell should be rewarded based on 20% achievement of his 35% target bonus. Accordingly, Newell was awarded a cash bonus award of $19,953 (20% of 35% of $285,046 base salary for fiscal 2015, rounded) as compensation for his performance in fiscal 2015.

 In July 2014, the Compensation Committee recommended, and the Board approved, Mr. Newell’s annual salary for fiscal 2015 of $285,046, and the grant of restricted stock units to acquire 50,000 shares of common stock vesting at a rate of 1/3rd per year starting on August 15, 2015, provided that Mr. Newell continues to provide services to Cardica.

 Liam J. Burns - Vice President, Sales and Marketing

 Fiscal 2015 Compensation. In July 2014, the Compensation Committee recommended, and the Board approved, Mr. Burns’ annual salary for fiscal 2015 of $253,746, and the grant of restricted stock units to acquire 50,000 shares of common stock vesting at a rate of 1/3rd per year starting on August 15, 2015, provided that Mr. Burns continues to provide services to Cardica. The Compensation Committee also recommended, and the Board approved, Mr. Burns’ fiscal 2015 sales commission plan.

 In June 2015, the Compensation Committee recommended, and the Board approved, the grant of an option to purchase 200,000 shares of common stock vesting at a rate of 1/24th per month following the Vesting Commencement Date, June 17, 2015, provided that Mr. Burns continues to provide services to Cardica.

 Fiscal 2014 Compensation. Mr. Burns commenced employment with us in January 2014. Prior to that time Mr. Burns was a consultant to Cardica, and received as a consultant in December 2013 an option to purchase 500,000 shares of our common stock vesting 25% in one year and 1/48 of the shares monthly thereafter until fully vested, provided that Mr. Burns continues to provide services to Cardica. In December 2014, a portion of this stock option covering 300,000 shares of common stock was canceled, with Mr. Burns’ consent, as that portion of the grant was in excess of the permissible amount under the 2005 Equity Incentive Plan under which it was granted.

 In January 2014, the Compensation Committee recommended, and the Board approved, Mr. Burns’ annual salary for fiscal 2014 of $250,000, and the amendment to Mr. Burns’ stock option to provide for acceleration of 25% of the shares underlying such stock option vesting upon the one year anniversary of the options vesting commencement date with the remainder of the option vesting in 36 equal monthly installments thereafter until fully vested. Prior to that time Mr. Burns received compensation as a consultant to Cardica at a rate of $15,000 per month and a one-time stock bonus of 50,000 restricted stock units. Mr. Burns does not participate in our bonus plans, but rather participates in a sales commission plan as our Vice President, Sales and Marketing.

 Mr. Burns receives a car allowance.

 The Compensation Committee has not determined whether it would attempt to recover bonuses from our named executive officers if the performance objectives that led to a bonus determination were to be found not to have been met to the extent originally believed by the Compensation Committee.

Outstanding Equity Awards at Fiscal Year End

The following table shows for the fiscal year ended June 30, 2015, certain information regarding outstanding equity awards at fiscal year end for the Named Executive Officers.

Outstanding Equity Awards at June 30, 2015

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#) (4)	Market Value of Shares or Units of Stock That Have Not Vested ($) (5)
Bernard A. Hausen, M.D., Ph.D.	40,000	-		2.85	7/19/15	90,000	45,000
	35,000	-		8.00	3/29/16
	85,000	-		9.20	8/13/15
	155,000	-		1.55	8/18/16
	7,000	-		1.12	11/11/16
	90,000	-		2.18	8/18/17
	81,458	3,542	(1)	2.28	8/31/18
	56,666	23,334	(1)	1.81	8/16/19
	145,833	54,167	(1)	1.37	8/8/20
Robert Y. Newell	20,000	-		2.85	7/19/15	50,000	25,000
	20,000	-		8.00	3/29/16
	25,000	-		9.20	8/13/15
	35,295	-		1.55	8/18/16
	40,000	-		1.55	8/18/16
	109,705	-		1.12	11/11/16
	45,000	-		2.18	8/18/17
	38,333	1,667	(1)	2.28	8/31/18
	28,333	11,667	(1)	1.81	8/16/19
	91,666	108,334	(1)	1.37	8/8/20
Liam J. Burns	177,085	22,915	(2)	1.00	12/16/20	50,000	25,000
	0	200,000	(3)	0.41	06/17/24

(1)	Options vest in installments of 1/48th of the total grant per month, subject in each case to the holder providing continued service with Cardica on such vesting date.

(2)

Twenty-five per cent of the shares shall vest one year from January 13, 2014 and the balance of the shares shall vest monthly thereafter at the rate of 1/36th of the total grant per month, subject in each case to the holder providing continued service with Cardica on such vesting date.

(3)	Options vest in installments of 1/24th of the total grant per month subject in each case to the holder providing continued service with Cardica on such vesting date.

(4)

Consists of restricted stock unit option awards that vest in installments of 1/3rd of the total award per year, subject in each case to the holder providing continued service with Cardica on such vesting date.

(5)

This column represents the market value of the shares of our common stock underlying the restricted stock units as of June 30, 2015, based on the closing price of our common stock, as reported on the NASDAQ, of $0.50 per share on June 30, 2015.

Potential Payments Upon Termination or Change-in-Control

On February 11, 2009, our Board approved a Change in Control Severance Benefit Plan (the “Severance Plan”) for our employees who are serving at or above the level of director and are designated as a participant by the Board (the “Eligible Employees”). The Severance Plan provides for the payment of certain benefits to Eligible Employees if an Eligible Employee’s employment with us is involuntarily terminated by us or our successor without Cause (as such term is defined in the Severance Plan) immediately prior to, on or within 18 months following the effective date of a Change in Control (as defined in the Severance Plan) or upon the Eligible Employee’s Resignation for Good Reason (as defined in the Severance Plan) on or within 18 months following the effective date of a Change in Control (such termination or resignation referred to in the Severance Plan as a “Qualifying Termination”). The Severance Plan supersedes any previously established or maintained severance benefit agreement, plan, policy or practice applicable to any Eligible Employees in connection with a Qualifying Termination, whether formal or informal, written or unwritten, and also supersedes any employment agreement between us and an Eligible Employee regarding such individual’s rights to severance benefits in connection with a Qualifying Termination.

The Severance Plan provides for the following benefits, in exchange for an effective release of claims and compliance with certain non-solicitation obligations:

Cash Severance Benefit - Eligible Employees shall be entitled to receive a lump sum cash severance benefit (referred to in the Severance Plan as the “Cash Severance”) as set forth below.

Eligible Employee’s Position/Level Immediately Prior to Qualifying Termination Event	Amount
Chief Executive Officer	1.5 x (Base Salary + Bonus Amount)
Vice President	1.0 x (Base Salary + the greater of (i) Bonus Amount and (ii) Sales Commissions earned in the trailing 12 month period
Director	Four (4) months of Base Salary + the greater of (i) 33% of Base Salary and (ii) 33% Sales Commissions earned in the trailing 12 month period

Continued Group Health Plan Benefits - If an Eligible Employee timely elects to continue coverage of a group health plan sponsored by us under the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”), we will pay the applicable premiums on behalf of the Eligible Employee for the Eligible Employee’s continued coverage under such plans, including coverage for the Eligible Employee’s eligible dependents, for up to 18 months for the Chief Executive Officer, 12 months for a Vice President and four months for a Director, or such earlier date as the Eligible Employee or his or her dependents cease to be eligible for continued coverage.

 Accelerated Vesting - All equity awards held by an Eligible Employee prior to termination will become fully vested and, as applicable, exercisable as of the date of termination.

Modified Tax Gross-Up - If payments and benefits in connection with a Change in Control (including payments under the Severance Plan) constitute “parachute payments” that are subject to excise taxes imposed by Section 4999 (the “Excise Tax”) of the Code, we will determine which of the following two alternative amounts of payment under the Severance Plan shall be paid to the Eligible Employee: (i) payment in full of the entire amount of the payment (a “Full Payment”), or (ii) payment of only a part of the payment so that the Eligible Employee receives the largest payment possible without the imposition of the Excise Tax (a “Reduced Payment”). A Reduced Payment will only be made if (x) payment of the Full Payment would result in the imposition of the Excise Tax, (y) payment of the Reduced Payment would not result in the imposition of the Excise Tax, and (z) in the case of employees who are above the level of director, the Reduced Payment is not less than the Full Payment minus an amount of cash equal to the product of (I) 0.5 multiplied by (II) the Cash Severance.

 If the Full Payment is made and is subject to the Excise Tax, we will pay the Eligible Employee an additional payment (a “Gross-Up Payment”) equal to (A) the Excise Tax on the Full Payment, (B) any interest or penalties imposed on the Eligible Employee with respect to the Excise Tax on the Full Payment, and (C) an additional amount sufficient to pay the Excise Tax and the federal and state income and employment taxes arising from the payments made by us to the Eligible Employee pursuant to (A), (B) and (C). We will reduce an Eligible Employee’s severance benefits, in whole or in part, by the amount of any other severance benefits, pay in lieu of notice, or other similar benefits payable to the Eligible Employee by Cardica in connection with the Eligible Employee’s termination or resignation.

 The amount of compensation and benefits payable to each named executive officer under the Severance Plan has been estimated in the table below. The table below does not include amounts in which the named executive officer had already vested as of June 30, 2015. Such vested amounts would include vested stock options and accrued wages and vacation. The tables below also do not include the impact of equity awards granted to the named executive officers after June 30, 2015. The actual amount of compensation and benefits payable in any termination event can only be determined at the time of the termination of the named executive officer’s employment with Cardica.

		Continuation	Acceleration	Acceleration
	Cash	of Health	of Stock	of Stock
	Severance	Care Benefits	Option	Award	Tax Gross-
Name	Benefit (1)	(2)	Vesting (3)	Vesting (4)	Up	Total
Bernard A. Hausen, M.D., Ph.D.	$664,233	$35,378	$0	$45,000	$225,507	$970,118
Robert Y. Newell	$304,999	$18,957	$0	$25,000	$103,547	$452,503
Liam J. Burns	$375,720	$18,541	$18,000	$25,000	$129,060	$566,321

(1)	The amounts listed in this column do not include the payment of accrued salary and vacation that would be due upon termination of employment.

(2)	Represents the present value of the continuation of our current employee benefits, including medical, dental, and vision insurance.

(3)

The amounts listed in this column represent the difference between the exercise price of unvested options and the closing price of $0.50 of our common stock on June 30, 2015. Only unvested options which had an exercise price less than $0.50 were included in the calculation.

(4)	The amounts listed in this column represent the value of accelerated vesting on restricted stock units, based on the closing price of $0.50 of our common stock on June 30, 2015.

Director Compensation

The following table shows for the fiscal year ended June 30, 2015, certain information with respect to the compensation earned by all of our non-employee directors serving as directors during fiscal 2015:

Director Compensation for Fiscal 2015

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)	Option Awards ($)(2)(3)	Total ($)
Kevin T. Larkin (4)	25,000	0	-	25,000
Richard P. Powers (4)	20,000	0	-	20,000
Jeffrey L. Purvin (4)	22,500	0	-	22,500
John Simon, Ph.D.	26,250	0	8,750	35,000
Gregory D. Casciaro	16,875	0	21,746	38,621
R. Michael Kleine	18,750	0	21,746	40,496
Samuel E. Navarro	20,625	0	21,746	42,371
William H. Younger, Jr.	35,625	0	8,750	44,375
Gary S. Petersmeyer	35,625	0	21,746	57,371
William P. Moffitt III	25,625	0	21,746	47,371

(1)

Amounts shown in this column represent the annual fees earned by each director in fiscal year 2015 under our non-employee director compensation plan, including an annual retainer in the amounts set forth below:

Annual Retainer
All Members (Base)	$25,000
Additional Retainers
Board Chairman*	$20,000
Board Vice Chairman**	$80,000
Audit Committee Chairman	$15,000
Compensation Committee Chairman	$10,000
Business Development Committee Chairman***	$15,000
Audit Committee Member (other than Chairman)	$5,000
Compensation Committee Member (other than Chairman)	$5,000
Business Development Committee (other than Chairman)***	$5,000

*Increased from $15,000 on March 11, 2015.

**Added on March 11, 2015 and increased from $5,000/year to $20,000/quarter on May 20, 2015.

***Added on May 20, 2015. The Business Development Committee was disbanded on November 13, 2015.

(2)

These amounts are not cash compensation, but represent the aggregate fair value of the stock grants received by our non-employee directors. The aggregate fair value is computed in accordance with FASB ASC Topic 718, excluding the effects of forfeiture with respect to awards subject to performance conditions. Assumptions used in the calculation of these amounts are included in Note 1 to our audited financial statements for the fiscal year ended June 30, 2015, included in our Annual Report on Form 10-K. The following option awards held by our non-employee directors were outstanding on June 30, 2015: 61,100 for Mr. Casciaro, 61,100 for Mr. Kleine, 61,100 for Mr. Moffitt, 61,100 for Mr. Navarro, 61,100 for Mr. Petersmeyer, 103,800 for Mr. Simon, and 103,800 for Mr. Younger.

(3)

Under the non-employee director compensation plan for fiscal year 2015, each non-employee director is granted an option to purchase 50,000 shares of our common stock immediately following our annual meeting of stockholders for that year, with such options vesting monthly over the ensuing year. In November 2015, the Board approved an increase in the stock option grants to non-employee director of 225,000 shares upon appointment to the Board vesting over three years, and 150,000 shares immediately following our annual meeting of stockholders for that year vesting monthly over the ensuing year

(4)	Messrs. Larkin, Powers and Purvin transitioned off the Board by not standing for reelection at the 2014 Annual Meeting of Stockholders held on December 11, 2014.

Transactions With Related Persons

Related-Person Transactions policy and Procedures

Our Code of Business Conduct and Ethics provides that any transaction that may involve a conflict of interest and involves any executive officer or director of ours, including any of their immediate family members, and any entity owned or controlled by such persons must be authorized by our Audit Committee or other independent committee of the Board.

 CERTAIN RELATED-PERSON TRANSACTIONS

 Limitations on Liability and Indemnification

Our amended and restated certificate of incorporation provides that the liability of our directors for monetary damages shall be eliminated to the fullest extent permissible under the General Corporation Law of the State of Delaware. This provision does not eliminate a director’s duty of care and, in appropriate circumstances; equitable remedies such as an injunction or other forms of non-monetary relief would remain available. Each director will continue to be subject to liability for any breach of the director’s duty of loyalty to us or our stockholders and for acts or omissions not in good faith or involving intentional misconduct or knowing violations of law, for unlawful payment of dividends or stock repurchases or for any transaction in which the director derived an improper personal benefit. This provision also does not affect a director’s responsibilities under any other laws, such as the federal securities laws or other state or federal laws.

Our amended and restated bylaws provide that we will indemnify our directors and executive officers, and may indemnify our other officers, employees and agents, to the fullest extent permitted by the General Corporation Law of the State of Delaware. Under our amended and restated bylaws, we are also empowered to enter into indemnification agreements with our directors, officers and other agents and to purchase insurance on behalf of any person whom we are required or permitted to indemnify. We have procured and intend to maintain a directors’ and officers’ liability insurance policy that insures such persons against the costs of defense, settlement or payment of a judgment under certain circumstances.

There is no pending litigation or proceeding naming any of our directors or officers as to which indemnification is being sought, nor are we aware of any pending or threatened litigation that may result in claims for indemnification by any director or officer.

Severance Obligations and Change-in-Control Vesting Provisions

Our named executive officers are entitled to severance pay and certain stock options held by our named executive officers are subject to accelerated vesting upon a change-in-control, each as described under “Potential Payments Upon Termination or Change-in-Control.”

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single set of Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are Cardica stockholders will be “householding” Cardica’s proxy materials. A single set of Annual Meeting materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of Annual Meeting materials, please notify your broker or Cardica. Direct your written request to Cardica, Inc., 900 Saginaw Drive, Redwood City, California 94063, Attn: Robert Y. Newell, Secretary or contact Robert Y. Newell at (650) 364-9975. Stockholders who currently receive multiple copies of the Annual Meeting materials at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

/s/ Robert Y. Newell

Robert Y. Newell
Secretary

December [__], 2015

A copy of each of Cardica’s Annual Report to the Securities and Exchange Commission on Form 10-K, and Form 10-K/A, for the fiscal year ended June 30, 2015, is available without charge upon written request to: Corporate Secretary, Robert Y. Newell, Cardica, Inc., 900 Saginaw Drive, Redwood City, California 94063.

Appendix A

Cardica, Inc.

2016 Equity Incentive Plan

Adopted by the Board of Directors: November 30, 2015

Approved by the Stockholders: January [29], 2016

1.            GENERAL.

(a)     Successor to Prior Plan. This Cardica, Inc. 2016 Equity Incentive Plan (the “Plan”) is intended as the successor to the Cardica, Inc. 2005 Equity Incentive Plan (the “Prior Plan”) which expired on October 12, 2015 (the “Prior Plan Expiration Date”). Following the Prior Plan Expiration Date, no additional stock awards shall be granted under the Prior Plan. From and after the Prior Plan Expiration Date, all outstanding stock awards granted under the Prior Plan shall remain subject to the terms of the Prior Plan; provided, however, any shares subject to outstanding stock awards granted under the Prior Plan that expire or terminate for any reason prior to exercise or settlement or are forfeited because of the failure to meet a contingency or condition required to vest such shares, in each case following the Prior Plan Expiration Date (the “Returning Shares”), shall become available for issuance pursuant to Awards granted hereunder. All Awards granted on or after the Effective Date of this Plan shall be subject to the terms of this Plan.

(b)     Eligible Award Recipients. Employees, Directors and Consultants are eligible to receive Awards.

(c)     Available Awards. The Plan provides for the grant of the following types of Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Stock Appreciation Rights, (iv) Restricted Stock Awards, (v) Restricted Stock Unit Awards, (vi) Performance Stock Awards, (vii) Performance Cash Awards, and (viii) Other Stock Awards.

(d)     Purpose. The Plan, through the granting of Awards, is intended to help the Company secure and retain the services of eligible award recipients, provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and provide a means by which the eligible recipients may benefit from increases in value of the Common Stock.

2.            ADMINISTRATION.

(a)           Administration by Board. The Board will administer the Plan. The Board may delegate administration of the Plan to a Committee or Committees, as provided in Section 2(c).

(b)           Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i)     To determine (A) who will be granted Awards; (B) when and how each Award will be granted; (C) what type of Award will be granted; (D) the provisions of each Award (which need not be identical), including when a person will be permitted to exercise or otherwise receive cash or Common Stock under the Award; (E) the number of shares of Common Stock subject to, or the cash value of, an Award; and (F) the Fair Market Value applicable to a Stock Award.

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(ii)     To require, as a condition precedent to the grant, vesting, settlement, and/or issuance of shares of Common Stock pursuant to any Award, that a Participant execute a general release of claims (in any form that the Board may require, in its sole discretion, which form may include any other provisions, e.g., confidentiality and other restrictive covenants).

(iii)     To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for administration of the Plan and Awards. The Board, in the exercise of these powers, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement, in a manner and to the extent it will deem necessary or expedient to make the Plan or Award fully effective.

(iv)     To settle all controversies regarding the Plan and Awards granted under it.

(v)      To accelerate, in whole or in part, the time at which an Award may be exercised or vest (or at which cash or shares of Common Stock may be issued).

(vi)     To suspend or terminate the Plan at any time. Except as otherwise provided in the Plan or an Award Agreement, suspension or termination of the Plan will not materially impair a Participant’s rights under his or her then-outstanding Award without his or her written consent except as provided in subsection (ix) below.

(vii)     To amend the Plan in any respect the Board deems necessary or advisable, including, without limitation, by adopting amendments relating to Incentive Stock Options and certain nonqualified deferred compensation under Section 409A of the Code and/or to make the Plan or Awards granted under the Plan compliant with the requirements for Incentive Stock Options or exempt from or compliant with the requirements for nonqualified deferred compensation under Section 409A of the Code, subject to the limitations, if any, of applicable law. However, if required by applicable law or listing requirements, and except as provided in Section 9(a) relating to Capitalization Adjustments, the Company will seek stockholder approval of any amendment of the Plan that (A) materially increases the number of shares of Common Stock available for issuance under the Plan, (B) materially expands the class of individuals eligible to receive Awards under the Plan, (C) materially increases the benefits accruing to Participants under the Plan, (D) materially reduces the price at which shares of Common Stock may be issued or purchased under the Plan, (E) materially extends the term of the Plan, or (F) materially expands the types of Awards available for issuance under the Plan. Except as provided in the Plan (including Section 2(b)(ix)) or an Award Agreement, no amendment of the Plan will materially impair a Participant’s rights under an outstanding Award without the Participant’s written consent.

(viii)     To submit any amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of (A) Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to Covered Employees, (B) Section 422 of the Code regarding incentive stock options or (C) Rule 16b-3.

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(ix)     To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided, however, that a Participant’s rights under any Award will not be materially impaired by any such amendment unless (A) the Company requests the consent of the affected Participant, and (B) such Participant consents in writing. Notwithstanding the foregoing, (1) a Participant’s rights will not be deemed to have been impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights, and (2) subject to the limitations of applicable law, if any, the Board may amend the terms of any one or more Awards without the affected Participant’s consent (A) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (B) to change the terms of an Incentive Stock Option, if such change results in impairment of the Award solely because it impairs the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (C) to clarify the manner of exemption from, or to bring the Award into compliance with, Section 409A of the Code; or (D) to comply with other applicable laws or listing requirements.

(x)     Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.

(xi)     To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement that are required for compliance with the laws of the relevant foreign jurisdiction).

(c)           Delegation to Committee.

(i)     General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee, as applicable). Any delegation of administrative powers will be reflected in resolutions, not inconsistent with the provisions of the Plan, adopted from time to time by the Board or Committee (as applicable). The Committee may, at any time, abolish the subcommittee and/or revest in the Committee any powers delegated to the subcommittee. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

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(ii)     Section 162(m) and Rule 16b-3 Compliance. The Committee may consist solely of two (2) or more Outside Directors, in accordance with Section 162(m) of the Code, or solely of two (2) or more Non-Employee Directors, in accordance with Rule 16b-3.

(d)          Delegation to an Officer. The Board may delegate to one (1) or more Officers the authority to do one or both of the following (i) designate Employees who are not Officers to be recipients of Options and SARs (and, to the extent permitted by applicable law, other Stock Awards) and, to the extent permitted by applicable law, the terms of such Awards, and (ii) determine the number of shares of Common Stock to be subject to such Stock Awards granted to such Employees; provided, however, that the Board resolutions regarding such delegation will specify the total number of shares of Common Stock that may be subject to the Stock Awards granted by such Officer and that such Officer may not grant a Stock Award to himself or herself. Any such Stock Awards will be granted on the form of Award Agreement most recently approved for use by the Committee or the Board, unless otherwise provided in the resolutions approving the delegation authority. The Board may not delegate authority to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) to determine the Fair Market Value pursuant to Section 13(w)(iii) below.

(e)          Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

(f)           Cancellation and Re-Grant of Stock Awards. Neither the Board nor any Committee will have the authority to: (i) reduce the exercise, purchase or strike price of any outstanding Option or SAR under the Plan, or (ii) cancel any outstanding Option or SAR that has an exercise price or strike price greater than the current Fair Market Value of the Common Stock in exchange for cash or other Stock Awards under the Plan, unless the stockholders of the Company have approved such an action within twelve (12) months prior to such an event.

3.            SHARES SUBJECT TO THE PLAN.

(a)           Share Reserve.

(i)     Subject to Section 9(a) relating to Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards under the Plan will not exceed eleven million, one hundred fifty-five thousand, one hundred twenty-five (11,155,125) shares, which number is the sum of (i) six million (6,000,000) shares, plus (ii) the Returning Shares, if any, as such shares become available from time to time (such aggregate number of shares, the “Share Reserve”).

(ii)     For clarity, the Share Reserve in this Section 3(a) is a limitation on the number of shares of Common Stock that may be issued pursuant to the Plan. Accordingly, this Section 3(a) does not limit the granting of Stock Awards except as provided in Section 7(a). Shares may be issued in connection with a merger or acquisition as permitted by NASDAQ Listing Rule 5635(c) or, if applicable, NYSE Listed Company Manual Section 303A.08, AMEX Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.

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(b)          Reversion of Shares to the Share Reserve. If a Stock Award or any portion thereof (i) expires or otherwise terminates without all of the shares covered by such Stock Award having been issued or (ii) is settled in cash (i.e., the Participant receives cash rather than stock), such expiration, termination or settlement will not reduce (or otherwise offset) the number of shares of Common Stock that may be available for issuance under the Plan. If any shares of Common Stock issued pursuant to a Stock Award are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required to vest such shares in the Participant, then the shares that are forfeited or repurchased will revert to and again become available for issuance under the Plan. Any shares reacquired by the Company in satisfaction of tax withholding obligations on a Stock Award or as consideration for the exercise or purchase price of a Stock Award will again become available for issuance under the Plan.

(c)           Incentive Stock Option Limit. Subject to the Share Reserve and Section 9(a) relating to Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options will be six million (6,000,000) shares of Common Stock.

(d)           Section 162(m) Limitations. Subject to the Share Reserve and Section 9(a) relating to Capitalization Adjustments, at such time as the Company may be subject to the applicable provisions of Section 162(m) of the Code, the following limitations shall apply.

(i)     A maximum of 2,000,000 shares of Common Stock subject to Options, SARs and Other Stock Awards whose value is determined by reference to an increase over an exercise or strike price of at least one hundred percent (100%) of the Fair Market Value on the date any such Stock Award is granted may be granted to any Participant during any calendar year. Notwithstanding the foregoing, if any additional Options, SARs or Other Stock Awards whose value is determined by reference to an increase over an exercise or strike price of at least one hundred percent (100%) of the Fair Market Value on the date the Stock Award are granted to any Participant during any calendar year, compensation attributable to the exercise of such additional Stock Awards will not satisfy the requirements to be considered “qualified performance-based compensation” under Section 162(m) of the Code unless such additional Stock Award is approved by the Company’s stockholders.

(ii)     A maximum of 2,000,000 shares of Common Stock subject to Performance Stock Awards may be granted to any one Participant during any one calendar year (whether the grant, vesting or exercise is contingent upon the attainment during the Performance Period of the Performance Goals).

(iii)     A maximum of one million dollars ($1,000,000) may be granted as a Performance Cash Award to any one Participant during any one calendar year.

(e)          Limitation on Grants to Non-Employee Directors. Subject to the Share Reserve and Section 9(a) relating to Capitalization Adjustments, the maximum number of shares of Common Stock subject to Stock Awards granted to any Non-Employee Director during any one calendar year, taken together with any cash fees paid to such Non-Employee Director during the calendar year, shall not exceed $300,000 in total value (calculating the value of any such Stock Awards based on the grant date fair value of such Stock Awards for financial reporting purposes and excluding, for this purpose, the value of any dividend equivalent payments paid pursuant to any Stock Award granted in a previous calendar year).

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(f)           Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.

4.            ELIGIBILITY.

(a)          Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and 424(f) of the Code). Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants; provided, however, that Stock Awards may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company, as such term is defined in Rule 405, unless (i) the stock underlying such Stock Awards is treated as “service recipient stock” under Section 409A of the Code (for example, because the Stock Awards are granted pursuant to a corporate transaction such as a spin off transaction) or (ii) the Company, in consultation with its legal counsel, has determined that such Stock Awards are otherwise exempt from or alternatively comply with the distribution requirements of Section 409A of the Code.

(b)          Ten Percent Stockholders. A Ten Percent Stockholder will not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value on the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

5.            PROVISIONS RELATING TO OPTIONS AND STOCK APPRECIATION RIGHTS.

Each Option or SAR will be in such form and will contain such terms and conditions as the Board deems appropriate. All Options will be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, or if an Option is designated as an Incentive Stock Option but some portion or all of the Option fails to qualify as an Incentive Stock Option under the applicable rules, then the Option (or portion thereof) will be a Nonstatutory Stock Option. The provisions of separate Options or SARs need not be identical; provided, however, that each Award Agreement will conform to (through incorporation of provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:

(a)          Term. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten (10) years from the date of its grant or such shorter period specified in the Award Agreement.

(b)          Exercise Price. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option or SAR on the date the Award is granted. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Section 409A of the Code and, if applicable, Section 424(a) of the Code. Each SAR will be denominated in shares of Common Stock equivalents.

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(c)          Purchase Price for Options. The purchase price of Common Stock acquired pursuant to the exercise of an Option may be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board will have the authority to grant Options that do not permit all of the following methods of payment (or that otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to use a particular method of payment. The permitted methods of payment are as follows:

(i)     by cash, check, bank draft or money order payable to the Company;

(ii)     pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

(iii)     by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;

(iv)     if an Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company will accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued. Shares of Common Stock will no longer be subject to an Option and will not be exercisable thereafter to the extent that (A) shares issuable upon exercise are used to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; or

(v)     in any other form of legal consideration that may be acceptable to the Board and specified in the applicable Award Agreement.

(d)          Exercise and Payment of a SAR. To exercise any outstanding SAR, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Award Agreement evidencing such SAR. The appreciation distribution payable on the exercise of a SAR will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the SAR) of a number of shares of Common Stock equal to the number of Common Stock equivalents in which the Participant is vested under such SAR, and with respect to which the Participant is exercising the SAR on such date, over (B) the aggregate strike price of the number of Common Stock equivalents with respect to which the Participant is exercising the SAR on such date. The appreciation distribution may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Award Agreement evidencing such SAR.

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(e)           Transferability of Options and SARs. The Board may, in its sole discretion, impose such limitations on the transferability of Options and SARs as the Board will determine. In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options and SARs will apply:

(i)     Restrictions on Transfer. An Option or SAR will not be transferable except by will or by the laws of descent and distribution (and pursuant to Sections 5(e)(ii) and 5(e)(iii) below), and will be exercisable during the lifetime of the Participant only by the Participant. The Board may permit transfer of the Option or SAR in a manner that is not prohibited by applicable tax and securities laws. Except as explicitly provided in the Plan, neither an Option nor a SAR may be transferred for consideration.

(ii)     Domestic Relations Orders. Subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by Treasury Regulations Section 1.421-1(b)(2). If an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.

(iii)     Beneficiary Designation. Subject to the approval of the Board or a duly authorized Officer, a Participant may, by delivering written notice to the Company, in a form approved by the Company (or the designated broker), designate a third party who, upon the death of the Participant, will thereafter be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. In the absence of such a designation, upon the death of the Participant, the executor or administrator of the Participant’s estate will be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. However, the Company may prohibit designation of a beneficiary at any time, including due to any conclusion by the Company that such designation would be inconsistent with the provisions of applicable laws.

(f)            Vesting Generally. The total number of shares of Common Stock subject to an Option or SAR may vest and become exercisable in periodic installments that may or may not be equal. The Option or SAR may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of Performance Goals or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options or SARs may vary. The provisions of this Section 5(f) are subject to any Option or SAR provisions governing the minimum number of shares of Common Stock as to which an Option or SAR may be exercised.

(g)           Termination of Continuous Service. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates (other than for Cause and other than upon the Participant’s death or Disability), the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Award as of the date of termination of Continuous Service) within the period of time ending on the earlier of (i) the date three (3) months following the termination of the Participant’s Continuous Service (or such longer or shorter period specified in the applicable Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR (as applicable) within the applicable time frame, the Option or SAR will terminate.

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(h)          Extension of Termination Date. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if the exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause and other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option or SAR will terminate on the earlier of (i) the expiration of a total period of time (that need not be consecutive) equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the exercise of the Option or SAR would not be in violation of such registration requirements, and (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement. In addition, unless otherwise provided in a Participant’s Award Agreement, if the sale of any Common Stock received upon exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause) would violate the Company’s insider trading policy, then the Option or SAR will terminate on the earlier of (i) the expiration of a period of time (that need not be consecutive) equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the sale of the Common Stock received upon exercise of the Option or SAR would not be in violation of the Company’s insider trading policy, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement.

(i)           Disability of Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination of Continuous Service (or such longer or shorter period specified in the Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the applicable time frame, the Option or SAR (as applicable) will terminate.

(j)           Death of Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if (i) a Participant’s Continuous Service terminates as a result of the Participant’s death, or (ii) the Participant dies within the period (if any) specified in the Award Agreement for exercisability after the termination of the Participant’s Continuous Service (for a reason other than death), then the Option or SAR may be exercised (to the extent the Participant was entitled to exercise such Option or SAR as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Option or SAR by bequest or inheritance or by a person designated to exercise the Option or SAR upon the Participant’s death, but only within the period ending on the earlier of (i) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Award Agreement), and (ii) the expiration of the term of such Option or SAR as set forth in the Award Agreement. If, after the Participant’s death, the Option or SAR is not exercised within the applicable time frame, the Option or SAR (as applicable) will terminate.

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(k)          Termination for Cause. Except as explicitly provided otherwise in a Participant’s Award Agreement or other individual written agreement between the Company or any Affiliate and the Participant, if a Participant’s Continuous Service is terminated for Cause, the Option or SAR will terminate immediately upon such Participant’s termination of Continuous Service, and the Participant will be prohibited from exercising his or her Option or SAR from and after the time of such termination of Continuous Service.

(l)           Non-Exempt Employees. If an Option or SAR is granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, the Option or SAR will not be first exercisable for any shares of Common Stock until at least six (6) months following the date of grant of the Option or SAR (although the Award may vest prior to such date). Consistent with the provisions of the Worker Economic Opportunity Act, (i) if such non-exempt employee dies or suffers a Disability, (ii) upon a Corporate Transaction in which such Option or SAR is not assumed, continued, or substituted, (iii) upon a Change in Control, or (iv) upon the Participant’s retirement (as such term may be defined in the Participant’s Award Agreement, in another agreement between the Participant and the Company, or, if no such definition, in accordance with the Company's then current employment policies and guidelines), the vested portion of any Options and SARs may be exercised earlier than six (6) months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay. To the extent permitted and/or required for compliance with the Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting or issuance of any shares under any other Stock Award will be exempt from the employee’s regular rate of pay, the provisions of this Section 5(m) will apply to all Stock Awards and are hereby incorporated by reference into such Stock Award Agreements.

6.            PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS AND SARS.

(a)           Restricted Stock Awards. Each Restricted Stock Award Agreement will be in such form and will contain such terms and conditions as the Board deems appropriate. To the extent consistent with the Company’s bylaws, at the Board’s election, shares of Common Stock underlying a Restricted Stock Award may be (i) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse; or (ii) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. The terms and conditions of Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical. Each Restricted Stock Award Agreement will conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

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(i)     Consideration. A Restricted Stock Award may be awarded in consideration for (A) cash, check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of legal consideration (including future services) that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

(ii)     Vesting. Shares of Common Stock awarded under the Restricted Stock Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.

(iii)     Termination of Participant’s Continuous Service. If a Participant’s Continuous Service terminates, the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant as of the date of termination of Continuous Service under the terms of the Restricted Stock Award Agreement.

(iv)     Transferability. Rights to acquire shares of Common Stock under the Restricted Stock Award Agreement will be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board will determine in its sole discretion, so long as Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement.

(v)     Dividends. A Restricted Stock Award Agreement may provide that any dividends paid on Restricted Stock will be subject to the same vesting and forfeiture restrictions as apply to the shares subject to the Restricted Stock Award to which they relate.

(b)           Restricted Stock Unit Awards. Each Restricted Stock Unit Award Agreement will be in such form and will contain such terms and conditions as the Board deems appropriate. The terms and conditions of Restricted Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical. Each Restricted Stock Unit Award Agreement will conform to (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:

(i)     Consideration. At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

(ii)     Vesting. At the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions on or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.

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(iii)     Payment. A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.

(iv)     Additional Restrictions. At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award.

(v)     Dividend Equivalents. Dividend equivalents may be credited in respect of shares of Common Stock covered by a Restricted Stock Unit Award, as determined by the Board and contained in the Restricted Stock Unit Award Agreement. At the sole discretion of the Board, such dividend equivalents may be converted into additional shares of Common Stock covered by the Restricted Stock Unit Award in such manner as determined by the Board. Any additional shares covered by the Restricted Stock Unit Award credited by reason of such dividend equivalents will be subject to all of the same terms and conditions of the underlying Restricted Stock Unit Award Agreement to which they relate.

(vi)     Termination of Participant’s Continuous Service. Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.

(c)           Performance Awards.

(i)     Performance Stock Awards. A Performance Stock Award is a Stock Award (covering a number of shares not in excess of that set forth in Section 3(d)(ii)) that is payable (including that may be granted, vest or be exercised) contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Stock Award may, but need not, require the Participant’s completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Committee (or, if not required for compliance with Section 162(m) of the Code, the Board), in its sole discretion. In addition, to the extent permitted by applicable law and the applicable Award Agreement, the Board may determine that cash may be used in payment of Performance Stock Awards.

(ii)     Performance Cash Awards. A Performance Cash Award is a cash award (for a dollar value not in excess of that set forth in Section 3(d)(iii)) that is payable contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Cash Award may also require the Participant’s completion of a specified period of Continuous Service. At the time of grant of a Performance Cash Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Committee (or, if not required for compliance with Section 162(m) of the Code, the Board), in its sole discretion. The Board may specify the form of payment of Performance Cash Awards, which may be cash or other property, or may provide for a Participant to have the option for his or her Performance Cash Award, or such portion thereof as the Board may specify, to be paid in whole or in part in cash or other property.

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(iii)     Board Discretion. The Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for a Performance Period.

(iv)     Section 162(m) Compliance. Unless otherwise permitted in compliance with Section 162(m) of the Code with respect to an Award intended to qualify as “performance-based compensation” thereunder, the Committee will establish the Performance Goals applicable to, and the formula for calculating the amount payable under, the Award no later than the earlier of (A) the date ninety (90) days after the commencement of the applicable Performance Period, and (B) the date on which twenty-five percent (25%) of the Performance Period has elapsed, and in any event at a time when the achievement of the applicable Performance Goals remains substantially uncertain. Prior to the payment of any compensation under an Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee will certify the extent to which any Performance Goals and any other material terms under such Award have been satisfied (other than in cases where the Performance Goals relate solely to the increase in the value of the Common Stock). Notwithstanding satisfaction or any completion of any Performance Goals, shares subject to Options, cash or other benefits granted, issued, retainable and/or vested under an Award on account of satisfaction of such Performance Goals may be reduced by the Committee on the basis of any further considerations as the Committee, in its sole discretion, will determine.

(d)           Other Stock Awards. Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than one hundred percent (100%) of the Fair Market Value of the Common Stock at the time of grant) may be granted either alone or in addition to Stock Awards granted under Section 5 and this Section 6. Subject to the provisions of the Plan, the Board will have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards.

(e)           Transferability of Stock Awards. Generally, a Participant may not transfer a Stock Award other than by will or the laws of descent and distribution or a domestic relations order with the approval of the Plan Administrator or a duly authorized officer. Additionally, a Participant may, with the approval of the Plan Administrator or a duly authorized officer, designate a beneficiary who may receive the shares of Common Stock underlying a Stock Award following the Participant’s death.

7.            COVENANTS OF THE COMPANY.

(a)          Availability of Shares. The Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy then-outstanding Stock Awards.

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(b)          Securities Law Compliance. The Company will seek to obtain from each regulatory commission or agency having jurisdiction over the Plan the authority required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained. A Participant will not be eligible for the grant of an Award or the subsequent issuance of cash or Common Stock pursuant to the Award if such grant or issuance would be in violation of any applicable securities law.

(c)          No Obligation to Notify or Minimize Taxes. The Company will have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Stock Award. Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award.

8.            MISCELLANEOUS.

(a)           Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock issued pursuant to Stock Awards will constitute general funds of the Company.

(b)          Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the papering of the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.

(c)           Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to an Award unless and until (i) such Participant has satisfied all requirements for exercise of, or the issuance of shares of Common Stock under, the Award pursuant to its terms, and (ii) the issuance of the Common Stock subject to such Award has been entered into the books and records of the Company.

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(d)           No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or will affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(e)           Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board has the right in its sole discretion to (x) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (y) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.

(f)            Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds one hundred thousand dollars ($100,000) (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(g)           Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, will be inoperative if (A) the issuance of the shares upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

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(h)           Withholding Obligations. Unless prohibited by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Stock Award; provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law (or such lesser amount as may be necessary to avoid classification of the Stock Award as a liability for financial accounting purposes); (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; or (v) by such other method as may be set forth in the Award Agreement.

(i)           Electronic Delivery. Any reference herein to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access).

(j)           Deferrals. To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee or otherwise providing services to the Company. The Board is authorized to make deferrals of Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of Continuous Service, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.

(k)          Compliance with Section 409A of the Code. Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A of the Code, and, to the extent not so exempt, in compliance with Section 409A of the Code. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A of the Code, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six months and one day following the date of such Participant’s “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six month and one day period elapses, with the balance paid thereafter on the original schedule.

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(l)           Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company.

9.            Adjustments upon Changes in Common Stock; Other Corporate Events

(a)          Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3(c), (iii) the class(es) and maximum number of securities that may be awarded to any person pursuant to Sections 3(d), and (iv) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards. The Board will make such adjustments, and its determination will be final, binding and conclusive.

(b)           Dissolution or Liquidation. Except as otherwise provided in the Stock Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service; provided, however, that the Board may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Stock Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

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(c)          Corporate Transaction. The following provisions shall apply to Stock Awards in the event of a Corporate Transaction unless otherwise provided in the instrument evidencing the Stock Award or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of a Stock Award. In the event of a Corporate Transaction, then, notwithstanding any other provision of the Plan, the Board shall take one or more of the following actions with respect to Stock Awards, contingent upon the closing or completion of the Corporate Transaction:

(i)     arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) to assume or continue the Stock Award or to substitute a similar stock award for the Stock Award (including, but not limited to, an award to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction);

(ii)     arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to the Stock Award to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company);

(iii)     accelerate the vesting, in whole or in part, of the Stock Award (and, if applicable, the time at which the Stock Award may be exercised) to a date prior to the effective time of such Corporate Transaction as the Board shall determine (or, if the Board shall not determine such a date, to the date that is five (5) days prior to the effective date of the Corporate Transaction), with such Stock Award terminating if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction;

(iv)     arrange for the lapse of any reacquisition or repurchase rights held by the Company with respect to the Stock Award;

(v)     cancel or arrange for the cancellation of the Stock Award, to the extent not vested or not exercised prior to the effective time of the Corporate Transaction, in exchange for such cash consideration, if any, as the Board, in its sole discretion, may consider appropriate; or

(vi)     make a payment, in such form as may be determined by the Board equal to the excess, if any, of (A) the value of the property the Participant would have received upon the exercise of the Stock Award, over (B) any exercise price payable by such holder in connection with such exercise.

(vii)     The Board need not take the same action or actions with respect to all Stock Awards or portions thereof or with respect to all Participants.

(d)          Change in Control. A Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Stock Award Agreement for such Stock Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant, but in the absence of such provision, no such acceleration will occur.

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10.          Plan Term; Earlier Termination or Suspension of the Plan

The Board may suspend or terminate the Plan at any time. No Incentive Stock Option will be granted after the tenth (10th) anniversary of the earlier of (i) the date the Plan is adopted by the Board, or (ii) the date the Plan is approved by the stockholders of the Company. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

11.          EFFECTIVE DATE OF PLAN.

The Plan will become effective on the Effective Date.

12.          CHOICE OF LAW.

The laws of the State of California will govern all questions concerning the construction, validity and interpretation of this Plan, without regard to that state’s conflict of laws rules.

13.          DEFINITIONS. As used in the Plan, the following definitions will apply to the capitalized terms indicated below:

(a)           “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405. The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(b)          “Award” means a Stock Award or a Performance Cash Award.

(c)          “Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award.

(d)          “Board” means the Board of Directors of the Company.

(e)          “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

(f)           “Cause” will have the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) such Participant’s commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States or any state thereof; (ii) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company; (iii) such Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or of any statutory duty owed to the Company; (iv) such Participant’s unauthorized use or disclosure of the Company’s confidential or proprietary information or trade secrets or the confidential or proprietary information or trade secrets of any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company; or (v) such Participant’s gross misconduct. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause will be made by the Company, in its sole discretion. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose. The foregoing definition does not in any way limit the Company’s ability to terminate a Participant’s Continuous Service at any time, and the term “Company” will be interpreted herein to include any Affiliate or successor thereto, if appropriate.

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(g)          “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)     any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control will not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control will be deemed to occur;

(ii)     there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

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(iii)     the stockholders of the Company approve or the Board approves a plan of complete dissolution or liquidation of the Company, or a complete dissolution or liquidation of the Company shall otherwise occur, except for a liquidation into a parent corporation;

(iv)     there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

(v)     individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member will, for purposes of this Plan, be considered as a member of the Incumbent Board.

Notwithstanding the foregoing or any other provision of this Plan, (A) the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, and (B) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply.

(h)          “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(i)            “Committee” means a committee of one (1) or more Directors to whom authority has been delegated by the Board in accordance with Section 2(c).

(j)            “Common Stock” means the common stock of the Company.

(k)        “Company” means Cardica, Inc., a Delaware corporation; provided, that in the event the Company reincorporates to another jurisdiction, all references to the term “Company” shall refer to the Company in such new jurisdiction.

(l)            “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.

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(m)          “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Director or Consultant or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, in its sole discretion, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director will not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in a Stock Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.

(n)           “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)     a sale or other disposition of all or substantially all, as determined by the Board, in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

(ii)     a sale or other disposition of at least fifty percent (50%) of the outstanding securities of the Company;

(iii)     a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv)     a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(o)          “Covered Employee” will have the meaning provided in Section 162(m)(3) of the Code.

(p)           “Director” means a member of the Board.

(q)          “Disability” means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than twelve (12) months, as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

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(r)           “Effective Date” means the effective date of this Plan document, which is the date of the annual meeting of stockholders of the Company held in 2016 provided this Plan is approved by the Company’s stockholders at such meeting.

(s)           “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.

(t)            “Entity” means a corporation, partnership, limited liability company or other entity.

(u)           “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(v)           “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities.

(w)          “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i)     If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock will be, unless otherwise determined by the Board, the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.

(ii)     Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.

(iii)     In the absence of such markets for the Common Stock, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

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(x)          “Incentive Stock Option” means an option granted pursuant to Section 5 that is intended to be, and that qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.

(y)          “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(z)           “Nonstatutory Stock Option” means any option granted pursuant to Section 5 that does not qualify as an Incentive Stock Option.

(aa)         “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

(bb)        “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

(cc)         “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement will be subject to the terms and conditions of the Plan.

(dd)        “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(ee)         “Other Stock Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 6(d).

(ff)         “Other Stock Award Agreement” means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant. Each Other Stock Award Agreement will be subject to the terms and conditions of the Plan.

(gg)        “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, has not been an officer of the Company or an “affiliated corporation,” and does not receive remuneration from the Company or an “affiliated corporation,” either directly or indirectly, in any capacity other than as a Director, or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

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(hh)        “Own,” “Owned,” “Owner,” “Ownership” A person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(ii)          “Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

(jj)           “Performance Cash Award” means an award of cash granted pursuant to the terms and conditions of Section 6(c)(ii).

(kk)         “Performance Criteria” means the one or more criteria that the Board will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board: (i) earnings (including earnings per share and net earnings); (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization (“EBITDA”); (iv) growth of earnings before interest and taxes; (iv) EBITDA margin, adjusted EBITDA margin, or adjusted EBITDA; (v) total stockholder return; (vi) return on equity or average stockholder’s equity; (vii) return on assets, net assets, investment, or capital employed; (viii) stock price; (ix) margin (including gross margin); (x) income (before or after taxes); (xi) net income or operating income; (xii) operating income after taxes; (xiii) pre-tax profit or after-tax profit; (xiv) operating cash flow; (xv) revenue or sales (including revenue or sales targets); (xvi) increases in revenue or product revenue; (xvii) expenses and costs (including expenses and cost reduction goals); (xviii) improvement in or attainment of working capital levels or expense levels; (xix) economic value added (or an equivalent metric); (xx) market share; (xxi) cash flow; (xxii) cash flow per share; (xxiii) earnings per share; (xxiv) share price or share price performance; (xxv) debt reduction; (xxvi) implementation or completion of projects or processes; (xxvii) customer satisfaction; (xxviii) number of customers; (xxix) stockholders’ equity; (xxx) return on stockholders’ equity; (xxxi) capital expenditures; (xxxii) debt levels; (xxxiii) operating profit or net operating profit; (xxxiv) workforce diversity; (xxxv) growth of net income or operating income; (xxxvi) billings; (xxxvii) days sales outstanding; and (xxxviii) to the extent that an Award is not intended to comply with Section 162(m) of the Code, other measures of performance selected by the Board. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Award Agreement. The Board shall, in its sole discretion, define the manner of calculating the Performance Criteria it selects to use for such Performance Period.

(ll)           “Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon one or more Performance Criteria. Except as specifically provided otherwise by the Board or the Committee, as applicable, the Performance Criteria shall have the same meanings as used in the Company’s financial statements, or, if such terms are not used in the Company’s financial statements, they shall have the meaning applied pursuant to generally accepted accounting principles, or as used generally in the Company’s industry. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated Performance Goals; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; and (5) to exclude the effects of any “extraordinary items” as determined under generally accepted accounting principles.

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(mm)      “Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Stock Award or a Performance Cash Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.

(nn)     “Performance Stock Award” means a Stock Award granted under the terms and conditions of Section 6(c)(i).

(oo)      “Restricted Stock Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(a).

(pp)     “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.

(qq)     “Restricted Stock Unit Award” means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(b).

(rr)    “Restricted Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Agreement will be subject to the terms and conditions of the Plan.

(ss)     “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(tt)       “Rule 405” means Rule 405 promulgated under the Securities Act.

(uu)     “Rule 701” means Rule 701 promulgated under the Securities Act.

(vv)     “Securities Act” means the Securities Act of 1933, as amended.

(ww)   “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 5.

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(xx)     “Stock Appreciation Right Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement will be subject to the terms and conditions of the Plan.

(yy)     “Stock Award” means any right to receive Common Stock granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a Restricted Stock Unit Award, a Stock Appreciation Right, a Performance Stock Award or any Other Stock Award.

(zz)     “Stock Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant. Each Stock Award Agreement will be subject to the terms and conditions of the Plan.

(aaa)     “Subsidiary” means, with respect to the Company, (i) any corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%).

(bbb)     “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Affiliate.

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PRELIMINARY COPY – SUBJECT TO COMPLETION

CARDICA

IMPORTANT ANNUAL MEETING INFORMATION

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 – 5.

1. Election of Directors:

Nominee	For	Withhold	Nominee	For	Withhold	Nominee	For	Withhold
01 - Thomas A. Afzal	☐	☐	02 - Michael A. Bates	☐	☐	03 - Gregory D. Casciaro	☐	☐
04 - R. Michael Kleine	☐	☐	05 - Samuel E. Navarro	☐	☐	06 - Julian N. Nikolchev	☐	☐
07 - William H. Younger, Jr.	☐	☐						

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X 2 5 4 9 5 8 2

028APC

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Cardica, Inc.

Notice of Annual Meeting of Shareholders

900 Saginaw Drive, Redwood City, California 94063
Proxy Solicited by Board of Directors for Annual Meeting - January 29, 2016

Julian N. Nikolchev and Robert Y. Newell, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Cardica Inc. to be held on January 29, 2016 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the nominees in Proposal 1, and FOR Proposals 2, 3, 4 and 5.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side.)